Registration Nos. 333-129342

811-21829

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 81	☒

and/or

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 85

(Check appropriate box or boxes)

BBH TRUST

(Exact Name of Registrant as Specified in Charter)

140 Broadway

New York, New York 10005

(Address of Principal Executive Offices) (Zip Code)

(800) 575-1265

Registrant’s Telephone Number, including Area Code:

Corporation Services Company

2711 Centerville Road, Suite 400

Wilmington, Delaware  19808

(Name and Address of Agent for Service)

Copies to:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004-2541

Attn: W. John McGuire, Esq.

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	On (date) pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☒	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. Information contained herein is subject to completion or amendment. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

Prospectus
___________, 2019

BBH Select Series-Large Cap Fund
Class I Shares (ticker XXXXX)

Retail Class Shares (Ticker XXXXX)

These securities have not been approved or disapproved by the U.S. Securities and Exchange Commission (“SEC”) or any state securities commission, nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other Fund communications electronically from the Fund by calling 1-800-575-1265 or from your financial intermediary.

You may elect to receive all future reports in paper free of charge. You can inform the Fund by calling 1-800-575-1265 or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper may apply to all funds in the fund complex or held with your financial intermediary.

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I. BBH SELECT SERIES-LARGE CAP FUND SUMMARY

INVESTMENT OBJECTIVE

The investment objective of BBH Select Series-Large Cap Fund (the “Fund”) is to provide investors with long-term growth of capital.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy and hold the Fund’s Class I and Retail Class shares.

Shareholder Fees
(Fees paid directly from your investment)
	Class I	Retail Class
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee on shares held less than 30 days after purchase
(as a percentage of amount redeemed, if applicable)	2.00%	2.00%
Exchange Fee	None	None

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Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Class I	Retail Class
Management Fees	0. %	0. %
Distribution (12b-1) Fees	None	.
Other Expenses*	0. %	0. %
Total Annual Fund Operating Expenses	%	%
Less Fee Waiver/Expense Reimbursement**	(%)	(%)
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	%	%

*Other Expenses are based on estimated amounts for the current fiscal year.

**Brown Brothers Harriman & Co., through a separately identifiable department (the “Investment Adviser”), has contractually agreed to limit the Total Annual Fund Operating Expenses of the Fund to % through February 29, 2020 (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and amounts payable pursuant to any plan adopted in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended (“the 1940 Act”)) (the “Expense Limitation Agreement”). After exclusions, total net operating expenses for Retail Class shares are expected to be % of the average daily net assets. The Expense Limitation Agreement may only be terminated during its term with approval of the Fund’s Board of Trustees (the “Board”).

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund’s Class I and Retail Class shares to the cost of investing in other mutual funds. This example gives effect to the Expense Limitation Agreement for 1 year and the first year of the 3, 5 and 10-year calculations. The example assumes that you invest $10,000 in the Fund’s Class I and Retail Class shares for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund’s Class I and Retail Class shares remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$	$	$	$
Retail Class Shares	$	$	$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example above, affect the Fund’s performance. This information has not been provided because the Fund has not yet commenced investment operations as of the date of this prospectus..

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large capitalization publicly traded equity securities. Commonly referred to as large cap stocks, such securities will be issued by domestic and foreign issuers both directly and in the form of depository receipts representing an interest in these securities. The Fund primarily seeks to buy common stock and may also

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invest in preferred stock. The Fund may use derivatives, including options, to seek to increase the return of the Fund The Investment Adviser considers large cap securities to be securities that at the time of purchase have a market capitalization within the range of companies included in the S&P 500 Index. As of [ ], 2019, the market capitalization range of companies included in the S&P 500 Index was [$3.7 billion to $943 billion].

The Fund’s strategy is based on fundamental business analysis and a long-term orientation that blends aspects of growth and value investing. The Investment Adviser selects companies based on their qualitative merits, competitive profile and prospective value creation potential. The Fund follows a “buy and own” approach that does not make use of short-term trades in pursuit of small gains. The Investment Adviser believes that its long-term orientation can benefit the Fund’s net performance results. The Investment Adviser does not expect to hold large amounts of cash in the Fund except in unusual circumstances. Investments may be sold if they appreciate to levels at or near the higher end of the Investment Adviser’s estimated ranges of intrinsic value.

The Fund is non-diversified and may invest a greater percentage of its assets in a particular issuer than would a diversified fund.

PRINCIPAL RISKS OF THE FUND

The principal risks of investing in the Fund and the circumstances reasonably likely to adversely affect an investment are listed in alphabetical order and described below. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Derivatives Risk:

Derivatives, including options, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counterparty risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Equity Securities Risk:

Equity securities risk is the risk that prices of equity securities rise and fall daily due to factors affecting individual companies, particular industries or the equity market as a whole.

Foreign Investment Risk:

Investing in securities of foreign-based companies, including depository receipts, involves risks not typically associated with investing in securities of companies organized and operated in the United States. These risks include adverse political, social and economic developments abroad, different kinds and levels of market and issuer regulations, and the different characteristics of overseas economies and markets. These factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

Investment Risk:

Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time.

Management Risk:

The Fund is actively managed, and its success depends upon the investment skills and analytical abilities of the Investment Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective.

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Subjective decisions made by the Investment Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Market Risk:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation.

Non-Diversification Risk:

Because a non-diversified fund may invest in a relatively small number of issuers compared to a diversified fund, changes in the financial condition of individual issuers, as well as political, regulatory or economic occurrences affecting such issuers may cause greater fluctuation in the value of a non-diversified fund’s shares.

Shareholder Concentration Risk:

Asset allocation decisions, particularly large redemptions, made by an investment adviser whose discretionary clients make up a large percentage of the Fund’s shareholders may adversely impact remaining Fund shareholders.

FUND PERFORMANCE

Performance information is not provided because the Fund had not yet commenced investment operations as of the date of this Prospectus. For information on related performance see the “Historical Investment Return of the Core Select Composite” section contained below.

INVESTMENT ADVISER

Brown Brothers Harriman & Co. (“BBH&Co.”), through a separately identifiable department, is the investment adviser.

Portfolio Manager

Name	BBH&Co. Title	Portfolio Manager of the Fund Since
Michael R. Keller	Partner	2019

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange (“NYSE”) is open). Shareholders may redeem shares held directly in the name of a shareholder on the books of the Fund by submitting a redemption request to the Fund’s transfer agent, ALPS Fund Services, Inc. (“Transfer Agent”). If shares are held by a bank, broker or other financial intermediary with which the Fund or its shareholder servicing agent has contracted (“Financial Intermediary”) on behalf of such shareholder, then shareholders must redeem shares through such Financial Intermediary.

Investment Minimums

Minimum initial and subsequent purchase amounts may vary.

	Class I	Retail Class
Initial Purchases	$10,000	$5,000
Subsequent Purchases	$1,000	$ 250

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TAX INFORMATION

The Fund’s distributions are generally taxable to you as ordinary income, qualified dividend income, capital gains, or a combination of the three.

PAYMENTS TO FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a Financial Intermediary, the Fund, a distributor, and/or BBH&Co., as applicable, may pay the Financial Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s website for more information.

II. INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with long-term growth of capital. The investment objective may be changed by the Board without a vote of shareholders. There can be no assurance that the Fund will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in publicly traded large cap equity securities. Such securities will be issued by domestic and foreign issuers both directly and in the form of depository receipts representing an interest in these securities. The Fund primarily seeks to buy common stock and may also invest in preferred stock. The Fund may use derivatives, including options, to seek to increase the return of the Fund. The Investment Adviser considers large cap securities to be equity securities that at the time of purchase have a market capitalization within the range of companies included in the S&P 500 Index. As of [ ], 2019, the market capitalization range of companies included in the S&P 500 Index was [$3.7 billion to $943 billion].

The Fund’s strategy is based on fundamental business analysis and a long-term orientation that blends aspects of growth and value investing. The Fund intends to operate as a “non-diversified company” under the 1940 Act, which means that the Fund may invest a significant portion of its assets in the securities of a limited number of issuers, some of which may be within the same industry. The Fund seeks to invest in approximately 25-35 different companies that meet the Investment Adviser’s prescriptive fundamental criteria. The Fund typically invests in companies that are headquartered in North America, as well as in certain global firms located in other developed regions.

How the Investment Adviser Selects the Fund’s Investments

The Investment Adviser selects companies based on their qualitative merits, competitive profile and prospective value creation potential. The Fund follows a “buy and own” approach that does not typically make use of short-term trades in pursuit of small gains. The Investment Adviser believes that its long-term orientation can benefit the Fund’s net performance results. The Investment Adviser does not expect to hold large amounts of cash in the Fund except in unusual circumstances.

The Investment Adviser focuses on investing in established, cash generative businesses that are leading providers of essential products and services. The Investment Adviser seeks to purchase the equity securities of such companies when they are trading at a discount to the Investment Adviser’s proprietary estimates of intrinsic value. The Investment Adviser believes that this approach is an effective way to achieve capital appreciation over time while potentially reducing the risk of permanent capital loss.

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The Investment Adviser generally will seek to invest in businesses with all, or most, of the following attributes: (i) essential products and services; (ii) loyal customers; (iii) leadership in an attractive market niche or industry; (iv) sustainable competitive advantages; (v) high returns on invested capital; and (vi) strong free cash flow. In addition, the Fund seeks to invest in companies whose managers have high levels of integrity as well as demonstrable skills in operations, long-term strategy and capital allocation.

The Investment Adviser has a disciplined investment process for selecting and monitoring investments. The Investment Adviser believes that the consistent application of its investment criteria enhances objectivity and reduces the likelihood of investment mistakes. The Investment Adviser has a team of experienced securities analysts who follow specific industry sectors and work collaboratively with each other to identify, analyze and monitor portfolio companies. The analysts closely study industry structure and competitive trends, communicating regularly with knowledgeable industry participants and company management teams to assess whether companies meet the Investment Adviser’s fundamental criteria. They also explicitly identify key business risks and variables outside of management’s control. The Investment Adviser’s time horizon when purchasing a company is typically three to five years, but is not subject to any minimum or maximum period. The Fund primarily bases its estimates of intrinsic value on analyses of free cash flow and return on invested capital. Investments may be sold if they appreciate to levels at or near the higher end of the Investment Adviser’s estimated ranges of intrinsic value. While public equities do not offer guarantees of principal value, the Investment Adviser has designed its investment criteria and processes to reduce the likelihood of a permanent capital loss for each investment.

Temporary Defensive Position

In response to adverse market, economic, political and other conditions, the Investment Adviser may make temporary investments in liquid short-term instruments that are not consistent with the Fund’s investment objective and principal investment strategies. Such investments may be inconsistent with the Fund’s ability to reach its investment objective.

PRINCIPAL RISKS OF THE FUND

The following section provides additional information regarding certain of the principal risks, listed in alphabetical order, identified under “Principal Risks of the Fund” in the Fund’s Summary. The share price of the Fund changes daily, based on market conditions and other factors. A shareholder may lose money by investing in the Fund. There can be no assurance that the Fund will achieve its investment objective.

Derivatives Risk:

Derivatives, including options, may be riskier than other types of investments and may increase the volatility of the Fund. Derivatives may be sensitive to changes in economic and market conditions and may create leverage, which could result in losses that significantly exceed the Fund’s original investment. Derivatives expose the Fund to counter-party risk, which is the risk that the derivative counterparty will not fulfill its contractual obligations (and includes credit risk associated with the counterparty). Certain derivatives are synthetic instruments that attempt to replicate the performance of certain reference assets. With regard to such derivatives, the Fund does not have a claim on the reference assets and is subject to enhanced counterparty risk. Derivatives may not perform as expected, so the Fund may not realize the intended benefits. When used for hedging, the change in value of a derivative may not correlate as expected with the security or other risk being hedged. In addition, given their complexity, derivatives expose the Fund to risks of mispricing or improper valuation.

Equity Securities Risk:

Equity securities risk is the risk that prices of equity securities rise and fall daily. Price movements may occur due to factors affecting individual companies, such as the issuance of an unfavorable earnings report, or other events affecting particular industries or the equity market as a whole.

Foreign Investment Risk:

Investing in equity securities of foreign-based companies, including depository receipts, involves risks not typically associated with investing in equity securities of companies organized and operated in the United States. These risks include changes in political, social or economic conditions, diplomatic relations, confiscatory taxation,

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expropriation, nationalization, limitation on the removal of funds or assets, or imposition of (or change in) exchange control or tax regulations. In some foreign countries, less information is available about foreign issuers and markets because of less rigorous accounting and regulatory standards than in the United States. In addition, foreign stock exchanges and brokers generally have less government supervision and regulation than in the United States. Dividends and interest on foreign securities may be subject to foreign withholding taxes, which may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar, which will subject the Fund to the risks associated with fluctuations in currency values. Currency fluctuations could offset investment gain or add to investment losses. All of these factors can make foreign investments more volatile and potentially less liquid than U.S. investments.

Investment Risk:

As with all investments, an investment in the Fund is subject to investment risk. Investors in the Fund could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time. The share price of the Fund changes daily, based on market conditions and other factors. The Fund should not be relied upon as a complete investment program.

Management Risk:

The Fund is actively managed, and its success depends upon the investment skills and analytical abilities of the Investment Adviser to develop and effectively implement strategies that achieve the Fund’s investment objective. Subjective decisions made by the Investment Adviser may cause the Fund to incur losses or to miss profit opportunities on which it may otherwise have capitalized.

Market Risk:

The price of a security may fall due to changing economic, political, regulatory or market conditions, or due to a company’s or issuer’s individual situation.

Non-Diversification Risk:

The Fund is classified as “non-diversified” pursuant to the definition provided in the 1940 Act, which means that it is not limited by the 1940 Act with regard to the portion of its assets that may be invested in the securities of a single issuer. The possible assumption of large positions in the securities of a small number of issuers may cause performance to fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Shareholder Concentration Risk:

From time to time, an investment adviser, including BBH&Co., may allocate a portion of the assets of its discretionary clients to the Fund. There is a risk that if a large percentage of Fund shareholders consists of such investment adviser’s discretionary clients, such asset allocation decisions, particularly large redemptions, may adversely impact remaining Fund shareholders.

Investments in the Fund are neither insured nor guaranteed by the U.S. Government. Shares of the Fund are not deposits or obligations of, or guaranteed by, BBH&Co. or any other bank, and the shares are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other federal, state or other governmental agency.

PORTFOLIO HOLDINGS

Information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. A complete listing of the Fund’s portfolio holdings as of the end of each month is posted on the website approximately 15 days after the end of the month and remains posted until replaced by the information for the succeeding month.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

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III. MANAGEMENT OF THE FUND

BBH&Co., a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the Investment Adviser to the Fund through a separately identifiable department. The Investment Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Subject to the general supervision of the Board, the Investment Adviser makes the day-to-day investment decisions for the Fund, places the purchase and sale orders for the portfolio transactions of the Fund, and generally manages the Fund’s portfolio of investments. BBH&Co. provides a broad range of investment management services for customers in the United States and abroad. As of June 30, 2019, BBH&Co. managed total assets of approximately $[     ] billion.

In addition, BBH&Co. provides services to the Fund, such as shareholder communications and tax services.

Investment Advisory and Administrative Fee

For investment advisory and administrative services, the Investment Adviser receives a combined fee, computed daily and payable monthly, equal to [     ]% for the first $3 billion and [     ]% for amounts over $3 billion of the average daily net assets of the Fund. This fee compensates the Investment Adviser for its services and its expenses. A discussion of the Board’s approval of the Fund’s investment advisory contract will be available in the Fund’s Semi-Annual Report for the period ending April 30, 2020.

The Investment Adviser has contractually agreed to limit the annual fund operating expenses of the Fund to [     ]% (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and, with respect to the Retail Class, amounts payable under the Retail Class 12b-1 Plan (see “Distribution of Fund Shares” below)). After exclusions, total net operating expenses for Retail Class shares of the Fund are expected to be __% of the average daily net assets. The Expense Limitation Agreement is effective through February 29, 2020, and may only be terminated during its term with approval of the Board.

Portfolio Manager

Mr. Michael R. Keller serves as portfolio manager of the Fund.

Mr. Michael R. Keller is a Partner of BBH&Co. with 20 years of investment experience. Mr. Keller holds a BSE from Princeton University. Mr. Keller is a CFA charterholder. He joined BBH&Co. in 2005. From 2011 to 2014 Mr. Keller served as a Managing Director. Mr. Keller has served as a Partner since 2015.

The Fund’s SAI provides additional information about the portfolio manager’s compensation, management of other accounts and ownership of shares of the Fund.

Historical Investment Return of the BBH Core Select Composite

The table below shows the performance of a composite of actual accounts managed by BBH&Co. that have investment objectives, policies and strategies substantially similar to those of the Fund (i.e., BBH&Co.’s Core Select Strategy) (the “Composite”). The data does not represent the performance of the Fund. The performance is historical and does not represent the future performance of BBH&Co. The Fund is a new fund and does not have its own performance history.

Composite Description

The Composite is comprised of all fully discretionary, fee-paying accounts over $5 million that invest in a portfolio of approximately 25-35 companies with market capitalizations greater than $5 billion that are headquartered in North America, as well as in certain global firms located in other developed regions. This strategy performance is benchmarked to the S&P 500 Index. The S&P 500 Index is capitalization weighted and consists of 500 stocks representing all major industries. It is designed to measure the performance of the broad U.S. equity market. One cannot invest directly in an index.

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Gross of fee performance results are presented before management and custodial fees but after trading commissions. Past performance does not guarantee future results. Accounts in the composite that have significant cash inflows or cash outflows are removed from the composite for the full month in which the flow occurs. Significant cash inflows and cash outflows are defined as equal to or greater than 20% of the portfolio’s net asset value prior to the cash flow. The accounts are reinstated to the composite at the beginning of the next full calendar month after the cash flow, provided the portfolio is fully invested at that time. Accounts with significant inflows or outflows comprised of securities representative of the composition of the portfolio are not subject to removal. The significant cash flow policy has been in effect since the inception of the composite.

Among other factors, including variation in fee levels, the Composite returns may not be reflective of performance in any one particular account. In addition, the performance information shown below is not necessarily representative of the performance information that typically would be shown for a registered mutual fund. The information for the Composite is provided to show the past investment return of BBH&Co. in managing the strategy, as measured against the S&P 500 Index. The investment return of the Composite does not represent the historical investment return of the Fund and should not be considered a substitute for, or indicative of, the future investment return of the Fund. Future results may differ from past results because of, among other things, differences in brokerage commissions; account expenses, including management fees; the size of positions taken in relation to account size and diversification of securities; timing of purchases and sales; and availability of cash for new investments. In addition, the accounts in the Composite are not subject to certain diversification requirements, specific tax restrictions, investment limitations or other restrictions imposed by the Investment Company Act of 1940 and the Internal Revenue Code, or fees and charges assessed by mutual funds, which, if applicable, may have adversely affected the investment return results of the accounts during the periods shown. The investment return of the Fund for future periods will vary.

BBH&Co. provided the Composite historical return information shown below and calculated the investment return information. The rate of return for the accounts in the Composite were calculated on a total return basis and includes realized and unrealized gains plus income, including accrued income. Results include the reinvestment of dividends and capital gains. The method of performance calculation for the Composite differs from the SEC method of performance calculation. The SEC net of fee performance calculation includes investment management and custodian fees. [The Composite net of fee calculation includes investment management fees but not custodian fees. Both the SEC and Composite net of fee performance calculations include transaction costs and brokerage commissions.] If the performance was calculated in accordance with SEC standardized performance methodology, the performance results may have been different. BBH&Co. has calculated the Composite performance consistent with Global Investment Performance Standards (GIPS®) policies for composite construction. The Composite performance information is calculated in and expressed in United States dollars.

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THE FOLLOWING DATA DOES NOT REPRESENT THE PERFORMANCE OF THE FUND.

Performance Information for BBH&Co.’s Core Select Strategy Composite

The 3-year annualized ex-post standard deviation measures the variability of the composite and the benchmark returns over the preceding 36-month period. It is not required to be presented when a full three years of composite performance is not yet available.

Dispersion is calculated using the asset-weighted standard deviation of all accounts annual gross returns included in the composite for the full year. The statistical measurement of internal dispersion for composites with less than five accounts for the full year is not considered meaningful and, accordingly, is not presented.

IV. SHAREHOLDER INFORMATION

Fund Valuation Policies

The Fund’s net asset value per share (“NAV”) is normally determined once daily at 4:00 p.m., Eastern Time on each day the NYSE is open for regular trading (“Business Day”). The Fund does not calculate its NAV on days the NYSE is closed for trading. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. The Fund reserves the right to change the time its NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

The determination of the Fund’s NAV is made by subtracting from the value of the total assets of a share class the amount of its liabilities attributable to that class and dividing the difference by the number of shares outstanding of that class at the time the determination is made. The value of the Fund’s portfolio may change on days when the Fund is not open for business and not available for purchase or redemption Fund shares.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources. Certain short-term debt instruments are valued on the basis of amortized cost. A foreign (non-

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U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Investment Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE close, if the NYSE close occurs before the end of trading on the foreign exchange. In addition, foreign currency exchange rates are generally determined as of the close of business on the NYSE.

Investments for which market quotations or market-based valuations are not readily available, or are available but deemed unreliable, are valued at fair value in accordance with procedures approved by the Board. The Board has delegated to the Investment Adviser the responsibility for applying the Board-approved fair valuation procedures. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, broker quotes, pricing services prices), including where events occur after the close of the primary exchange or principal market, but prior to the NYSE close, that materially affect the price of the security or other asset. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade are not open for trading for the entire day and no other market prices are available. The Fund may use a systematic fair value model provided by an independent third party to value foreign securities.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value.

Distribution of Fund Shares

The Fund has adopted a distribution plan pursuant to Rule 12b-1 for Retail Class shares that allows the Fund to pay distribution fees for the sale of its shares and for services provided to shareholders. Because these fees are paid out of the Retail Class’ assets continuously, over time, these fees will increase the cost of your investment in Retail Class shares and may cost you more than paying other types of sales charges. The maximum annual distribution fee for Retail Class shares is 0.25% of the average daily net assets of the Retail Class shares of the Fund.

Revenue Sharing

BBH&Co. may make payments for marketing, promotional or related services provided by Financial Intermediaries that sell shares of the Fund. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from BBH&Co.’s own legitimate profits and its own resources (not from the Fund) and may be in addition to any Rule 12b-1 and/or shareholder servicing payments that are paid by the Fund to the Financial Intermediaries. In some circumstances, such payments may create an incentive for a Financial Intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to a potential shareholder instead of recommending shares offered by competing investment companies.

Contact your Financial Intermediary for details about revenue sharing payments.

Description of Share Classes

The Fund offers Class I shares and Retail Class shares each representing interests in a single portfolio of securities. Class I shares and Retail Class shares have different operating expenses which affect their performance. Neither Class I shares nor Retail Class shares automatically convert to any other class of shares of the Fund.

Account Transactions

Purchase of Shares

The Fund offers its shares on a continuous basis at the current NAV without a sales charge. Investors may purchase shares on any day the Fund’s NAV is calculated. The Fund executes purchases of its shares at the NAV next determined after the Fund receives the purchase order in good order. Generally, a purchase order is considered to be in good order when the purchase payment is converted to federal funds. The Fund reserves the right to determine the purchase orders for Fund shares that it will accept.

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An investor may place purchase orders for Fund shares directly through the Transfer Agent or through a Financial Intermediary. Such orders will be priced at the NAV next calculated after the Fund receives the payment, through the Transfer Agent, in good order. Such orders that are placed directly through the Transfer Agent are held directly in the investor’s name on the books of the Fund and the investor is responsible for arranging for payment of the purchase price of Fund shares. For shares purchased directly from the Fund, a check payable to BBH Trust which bears the name of the Fund must accompany a completed purchase application. There is a [$20] fee for each purchase check that is returned due to insufficient funds. The Fund does not accept third-party checks. You may also wire Federal funds to the Fund to purchase shares, but you must call (800) [ ] before doing so to confirm the wiring instructions.

Those investors who buy shares of the Fund through a Financial Intermediary that is authorized to place trades in Fund shares for their customers will have such shares held in the Financial Intermediary’s name pursuant to arrangements made with that customer. Each Financial Intermediary arranges payment for Fund shares on behalf of its customers and may charge a transaction fee payable to the Financial Intermediary on the purchase of Fund shares. Payment for an order must be made in Federal funds or other immediately available funds by the time specified by your Financial Intermediary, but in no event later than 4:00 p.m. (Eastern time) on the first business day following the Fund’s receipt of the order. If payment is not received by this time, the order will be canceled and you and your Financial Intermediary will be responsible for any loss to the Fund.

Shares of the Fund have not been registered for sale outside the U.S. The Fund generally does not sell shares to investors residing outside the U.S., even if they are U.S. citizens or lawful permanent residents, except to investors with U.S. military APO or FPO addresses.

Investment Minimums*

Minimum initial and subsequent purchase amounts may vary.

	Class N**	Retail Class
Initial Purchases	$10,000	$5,000
Subsequent Purchases	$1,000	$ 250

* The Fund may change these investment minimums from time to time. A Financial Intermediary may also establish and amend, from time to time, minimum initial and/or subsequent purchase requirements for its customers. The Fund may waive the initial and subsequent investment minimums for purchases by financial intermediaries.

** The Fund has waived the investment minimums for all BBH&Co. Partners, employees, Fund Trustees and their respective family members, who wish to invest in the Fund’s Class I Shares.

Redemption of Shares

The Fund executes a redemption request at the NAV next calculated after the Fund receives the redemption request in good order. The Fund normally determines the Fund’s NAV daily at 4:00 p.m. Eastern Time on each day that the equity markets of the NYSE are open for a regular day of trading. Under normal market conditions, redemption requests received in good order by 4:00 p.m. Eastern Time on any Business Day will be executed at that day’s NAV. Orders accepted after 4:00 p.m. will be executed at the next day’s NAV. Redemption requests accepted before 4:00 p.m. Eastern Time on any Business Day will typically be paid on the Business Day following the date on which the redemption request was received in good order. Redemption requests will be paid by federal funds wire transfer to the shareholder’s designated account. In order to meet the redemption request, the Fund typically expects to use available cash (or cash equivalents) or to sell portfolio securities. These methods may be used during both normal and stressed market conditions. While the Fund typically makes payments of redemption requests in cash, it has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities when it deems appropriate.

How to Redeem Fund Shares

Shareholders must redeem shares held by a Financial Intermediary through that Financial Intermediary and follow the Financial Intermediary’s procedures for redeeming Fund shares. For more information about how to redeem shares through a Financial Intermediary, contact the Financial Intermediary directly.

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Shareholders may redeem shares held directly with the Fund by submitting a redemption request to the Transfer Agent. The Fund pays proceeds resulting from such redemption directly to the shareholder generally on the next Business Day after the redemption request is received in good order.

Redemption Fee

Fund shares that are redeemed within 30 days from the date of purchase will be subject to a redemption fee of 2.00% of the total redemption proceeds. The 30-day period shall commence on the next business day following the date your purchase order is received in good order by the Fund and shall apply to any redemption made on or before the 30th day from that date. The redemption fee is payable to the Fund and is intended to reduce the impact on remaining investors in the Fund of the costs incurred by the Fund in meeting redemption requests from investors who are not long-term investors. For purposes of determining whether the redemption fee applies, shares held the longest will be redeemed first. See “Frequent Trading Policy” below for more information.

The Fund may sell shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Investment Adviser, the redemption fee will not be assessed on redemptions or exchanges in certain circumstances. For more information on the waiver of the redemption fee, see “Purchases and Redemptions” in the Fund’s SAI.

Redemptions by the Fund

The Fund has established a minimum account size of $10,000 for Class I shares and $5,000 for Retail Class shares, which may be changed from time to time in its discretion. If the value of an account held directly with the Fund falls below the minimum account size because of a redemption of shares, the Fund reserves the right to redeem the shareholder’s remaining shares. If such remaining shares are to be redeemed, the Fund will notify the shareholder and will allow the shareholder 60 days to make an additional investment to meet the minimum requirement before the redemption is processed.

Each Financial Intermediary may establish its own minimum account requirements for its customers, which may be lower than those established for accounts held with the Fund.

Further Redemption Information

Redemptions of shares result in taxable events for a shareholder who may realize a gain or a loss.

The Fund has reserved the right to pay redemption proceeds by a distribution in-kind of portfolio securities (rather than cash). In the event that the Fund makes an in-kind distribution, you could incur brokerage and transaction charges when converting the securities to cash. Additionally, securities received through an in-kind redemption may be subject to market risk until such time as you can dispose of the securities. [The Fund does not expect to make in-kind distributions, but if it does, the Fund will pay, during any 90-day period, your redemption proceeds in cash up to either $250,000 or 1.00% of the Fund’s net assets, whichever is less.] In the event that the Fund meets a redemption request through a distribution in-kind, the Fund will analyze a variety of factors when selecting securities, including, but not limited to, tax implications, liquidity implications, portfolio transaction costs, fees and other costs associated with the transaction.

The Fund may suspend a shareholder’s right to receive payment with respect to any redemption or postpone the payment of the redemption proceeds for up to seven days and for such other periods as applicable laws may permit.

Frequent Trading Policy

Frequent or short-term trading into and out of the Fund, or time-zone arbitrage (i.e., the purchase and sale of Fund securities in order to profit from price discrepancies between the time the price of the portfolio security is determined and the time the Fund’s NAV is computed), can have adverse consequences for the Fund and shareholders who use the Fund as a long-term investment vehicle. Such trading in significant amounts can disrupt the Fund’s investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), dilute the interests of other shareholders, increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Fund. Investors

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engaged in such trading may also seek to profit by anticipating changes in the Fund’s NAV in advance of the time the NAV is calculated.

The Fund’s Board has approved policies and procedures intended to discourage excessive frequent or short-term trading of the Fund’s shares. As described above, the Fund imposes a 2.00% fee on redemptions of Fund shares made within 30 days from the date of purchase. The Board has not adopted any specific numerical restrictions on purchases and sales of Fund shares because certain legitimate strategies will not result in harm to the Fund or shareholders. The Fund also monitors trading in Fund shares in an effort to identify disruptive trading activity.

In addition, each agreement among the Fund, its distributor, and a Financial Intermediary will contain representations concerning the Financial Intermediary’s policies and procedures to monitor, deter and report instances of market timing.

No matter how the Fund defines its limits on frequent trading of Fund shares, other purchases and sales of Fund shares, not deemed to be frequent trading, may have adverse effects on the management of the Fund’s portfolio and its performance.

The Fund believes that its redemption fees and restrictions on short-term trading should apply to all shareholders, regardless of the number or type of accounts in which shares are held. However, the Fund anticipates that limitations on its ability to identify trading activity to specific shareholders, including where shares are held through a Financial Intermediary in multiple or omnibus accounts, will mean that these restrictions may not be able to be applied uniformly in all cases.

The Investment Adviser may determine from the amount, frequency, or pattern of purchases and redemptions that a shareholder is engaged in excessive trading that is or could be detrimental to the Fund and other shareholders and may preclude the shareholder from making further purchases of Fund shares. If your purchase order is rejected, you will not be able to execute that transaction, and the Fund will not be responsible for any losses you may suffer.

Dividends and Distributions

The Fund normally pays to shareholders substantially all of the Fund’s net income and capital gains, if any, annually. The Fund may pay additional dividends and/or capital gains distributions in a given year to the extent necessary to avoid the imposition of federal income or excise tax on the Fund. The Fund pays dividends and capital gains distributions to shareholders of record as of the record date.

Unless a shareholder whose shares are held directly in the shareholder’s name on the books of the Fund elects to have dividends and capital gains distributions paid in cash, the Fund automatically reinvests dividends and capital gains distributions in additional Fund shares without reference to the minimum subsequent purchase requirement. There are no sales charges for the reinvestment of dividends.

Each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional Fund shares.

Taxes

Please consult your personal tax adviser regarding your specific questions about federal, state and local income taxes. Below is a summary of some important tax issues that affect the Fund and its shareholders. This summary is based on current tax laws, which are subject to change. Unless you are a tax-exempt entity or your investment in Fund shares is made through a tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions and when you sell Fund shares.

The Tax Cuts and Jobs Act (the “Tax Act”) made significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules

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applicable to a regulated investment company, such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Distributions you receive from the Fund will generally be subject to federal income tax, and any state or local income taxes, whether or not you reinvest them in additional shares. Income distributions are generally taxable either as ordinary income or as qualified dividend income. Dividends reported by the Fund as qualified dividend income are generally taxable at reduced tax rates for non-corporate shareholders. Any distributions of net capital gain (the excess of the Fund’s net long-term capital gain over its net short-term capital loss) are taxable as long-term capital gains, regardless of how long you have owned your shares. Distributions of net short-term capital gains are generally taxable as ordinary income.

The Fund (or its administrative agent) will report to shareholders annually the U.S. federal income tax status of all Fund distributions.

In general, dividends may be reported by the Fund as qualified dividend income if they are attributable to qualified dividend income received by the Fund, which, in general, includes dividend income from taxable U.S. corporations and certain foreign corporations (i.e., certain foreign corporations incorporated in a possession of the U.S. or in certain countries with a comprehensive tax treaty with the U.S., and certain other foreign corporations if the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S.), provided that the Fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. A dividend generally will not be treated as qualified dividend income if the dividend is received with respect to any share of stock held by the Fund for fewer than 61 days during the 121-day period beginning at the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend or, in the case of certain preferred stock, for fewer than 91 days during the 181-day period beginning 90 days before such date. These holding period requirements will also apply to your ownership of Fund shares.

Because the Fund may invest in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest it receives from sources in foreign countries. If certain requirements are met, the Fund may be eligible to make an election enabling shareholders to claim foreign tax credits or deductions, subject to certain limitations, with respect to certain taxes paid by the Fund. If the Fund makes the election, each shareholder will be required to include in income a share of those taxes and will treat that share of those taxes as though it had been paid directly by the shareholder. The shareholder may then either deduct the taxes deemed paid by it in computing its taxable income or, alternatively, use the foregoing information in calculating the foreign tax credit (subject to significant limitations) against the shareholder’s federal income tax.

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion their “net investment income,” which includes interest, dividends, and certain capital gains (including capital gains distributions and capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

If the Fund declares a dividend in October, November or December, payable to shareholders of record in such a month, and pays it in January of the following year, shareholders will be taxed on the dividend as if it were received in the year in which it was declared.

You may want to avoid buying shares when the Fund is about to declare a dividend or other distribution because such dividend or other distribution will be taxable to you even though it may effectively be a return of a portion of your investment.

Each sale or redemption of Fund shares may be a taxable event. The gain or loss on the sale or redemption of the Fund’s shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less or a long-term capital gain or loss if you held the shares for longer than 12 months. Any loss recognized by you

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on the sale or redemption of Fund shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to you of long-term capital gain with respect to such shares.

If you are neither a citizen nor a resident of the United States, the Fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. The 30% withholding tax will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any.

If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on your redemption proceeds, distributions and dividends. The backup withholding rate is 24%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

The tax treatment of the Fund and its shareholders residing in those states and local jurisdictions that have income tax laws might differ from the treatment under federal income tax laws. Therefore, distributions to shareholders may be subject to additional state and local taxes. Shareholders are urged to consult their personal tax advisors regarding any state or local taxes.

For additional information regarding taxes, please refer to the SAI.

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V. FINANCIAL HIGHLIGHTS

The Financial Highlights table is intended to help an investor understand the financial performance of the Fund for the past five years (or if shorter, the period of the Fund’s operations). Financial highlights are not available for this Fund because as of the date of this Prospectus, the Fund had not commenced operations.

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More Information on the Fund is available free upon request, including the following:

Annual/Semi-Annual Report

The Fund’s annual and semi-annual reports to shareholders provide the Fund’s investments, performance and list of portfolio holdings. The Fund’s annual report contains a letter from the Fund’s Investment Adviser discussing recent market conditions, economic trends and Fund strategies that significantly affected the Fund’s performance during its last fiscal year.

To reduce expenses, we mail only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-575-1265 or if your shares are held through a financial institution please contact them directly. We will typically send you individual copies within three business days after receiving your request.

Statement of Additional Information

The SAI provides more details about the Fund and its policies and information on the Fund’s non-principal investment strategies. A current SAI is on file with the SEC and is incorporated by reference (and is legally considered part of this Prospectus).

To obtain the SAI, Annual Report and Semi-Annual Report without charge:

By telephone:	Call 1-800-575-1265

By mail write to the Fund’s Shareholder Servicing Agent:
Brown Brothers Harriman & Co.
140 Broadway
New York, New York 10005

By E-mail send your request to:	bbhfunds@bbh.com

On the Internet:

Certain Fund documents, including a recent statement of Fund holdings, can be viewed online or downloaded from Fund’s website at: http://www.bbhfunds.com

To obtain other information or to make other shareholder inquiries:

By telephone:	Call 1-800-575-1265
By E-mail send your request to:	bbhfunds@bbh.com

Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-21829

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A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. Information contained herein is subject to completion or amendment. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective.

STATEMENT OF ADDITIONAL INFORMATION

BBH SELECT SERIES-LARGE CAP FUND

Class I Shares - Ticker XXXXX

Retail Class Shares - Ticker XXXXX

140 Broadway, New York, New York 10005

[ ], 2019

BBH Select Series-Large Cap Fund (the “Fund”) is a separate, non-diversified series of BBH Trust (the “Trust”). The Fund currently offers two classes of shares designated as Class I shares and Retail Class shares.

This Statement of Additional Information (“SAI”) is not a prospectus and provides new and additional information beyond that contained in the Fund’s prospectus. This SAI should be read in conjunction with the Fund’s prospectus dated [ ], 2019 (the “Prospectus”), as it may be further amended and/or supplemented from time to time. You may obtain the Fund’s Prospectus and, when available, the annual report without charge by calling 1-800-575-1265.

OVERVIEW

The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is a Delaware statutory trust organized on October 28, 2005.

The Trust has a combined Investment Advisory and Administrative Services Agreement (the “Agreement”) with Brown Brothers Harriman & Co. (“BBH&Co.”) through a separately identifiable department (the “SID” or the Investment Adviser”). The SID is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an investment adviser as the term is defined under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and provides investment advice to mutual funds that are registered under the 1940 Act and to collective investment funds organized as Undertakings for Collective Investments in Transferable Securities .. The SID provides administrative service to each series of the Trust.

The Fund is designed to enable investors to be invested in a portfolio of equity securities of companies that are well established and financially sound. The Fund’s investment objective is to provide investors with long-term growth of capital. There can be no assurance that the investment objective of the Fund will be achieved.

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide investors with long-term growth of capital.

The following supplements the information contained in the Prospectus concerning the investment objective, policies and strategies of the Fund.

DESCRIPTION OF THE FUND’S STRATEGIES AND INVESTMENTS

Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in large cap publicly traded equity securities. Such securities will be issued by domestic and foreign issuers both directly and in the form of depository receipts representing an interest in these securities. The Investment Adviser considers large cap securities to be securities that at the time of purchase have a market capitalization within the range of companies included in the S&P 500 Index. The Fund’s strategy is based on fundamental business analysis and a long-term orientation that blends aspects of growth and value investing. Although the Investment Adviser expects to invest the assets of the Fund primarily in common stocks, it may also purchase derivatives and other securities with equity characteristics, including securities convertible into common stock, trust or limited partnership interests, rights, warrants and American Depositary Receipts (“ADRs”).

Lack of Diversification

The Fund is considered to be “non-diversified.” A “non-diversified” classification means that the Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. As a result, the Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were classified as a diversified fund. Therefore, the Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a small number of issuers than a fund that invests more widely, which may have a greater impact on the Fund’s volatility and performance.

The Fund does, however, intend to maintain the level of diversification necessary to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Subchapter M diversification tests are discussed below under “Taxes -- Taxation of the Fund.”

A discussion of some of the other risks associated with an investment in the Fund is contained in the Fund’s Prospectus.

Borrowing

The 1940 Act permits a registered investment company to borrow money from banks, so long as it maintains asset coverage of 300% for all outstanding borrowings. Funds must reduce the amount of their borrowings within three days if their asset coverage falls below 300%. As a general matter, a fund that borrows money is susceptible to the risk of having to sell portfolio securities at an inopportune time in order to maintain the 300% asset coverage ratio required by the 1940 Act. Borrowing may also exaggerate the impact on a fund of any increase or decrease in the value of its investments (which would have a corresponding effect on a fund's share value). Money borrowed is also subject to interest costs.

The Fund may borrow for temporary administrative purposes. This borrowing may be unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund's total assets must maintain continuous asset coverage. If the

300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. As noted below, the Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls, and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. To the extent the Fund covers its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined in accordance with procedures adopted by the Board of Trustees of the Trust (the “Board” or “Trustees”), equal in value to the amount of the Fund's commitment to repurchase, such an agreement will not be considered a “senior security” by the Fund and therefore will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio of securities. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Equity Investments

Equity investments may or may not pay dividends and may or may not carry voting rights. Common stock occupies the most junior position in a company’s capital structure. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time and to receive interest or dividends until the holder elects to convert. The provisions of any convertible security determine its ranking in a company’s capital structure. In the case of subordinated convertible debentures, the holder’s claims on assets and earnings are subordinated to the claims of other creditors, and are senior to the claims of preferred and common shareholders. In the case of convertible preferred stock, the holder’s claims on assets and earnings are subordinated to the claims of all creditors and are senior to the claims of common shareholders.

Foreign Securities

The Fund has the authority to invest in foreign securities (including European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”) and ADRs), or other securities representing underlying shares of foreign companies. EDRs are receipts issued in Europe which evidence ownership of underlying securities issued by a foreign corporation. ADRs are receipts typically issued by an American bank or trust company, which evidence a similar ownership arrangement. Generally, ADRs, which are issued in registered form, are designed for use in the United States securities markets and EDRs, which are issued in bearer form, are designed for use in European securities markets. GDRs are tradable both in the U.S. and Europe and are designed for use throughout the world.

There are certain risks involved in investing in securities of companies and governments of foreign nations that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to domestic companies. The yield of the Fund may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of securities of comparable domestic companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Fund, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the return on such securities. Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may adversely affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on domestic exchanges, the expense of maintaining securities with foreign custodians, and the imposition of transfer taxes or transaction charges associated with foreign exchanges. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. The Fund may invest in securities of foreign governments (or agencies or subdivisions thereof), and therefore many, if not all, of the foregoing considerations apply to such investments as well. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. In addition, the Fund may invest in securities into which they may be converted. The Fund also may invest in securities denominated in currency “baskets.”

Foreign Taxes. The Fund’s investment in foreign securities may be subject to taxes withheld at the source on dividend or interest payments. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax for the Fund in advance since the amount of the assets to be invested within various countries is not known. If more than 50% of the total assets of the Fund at the close of its taxable year consist of foreign stocks or securities, the Fund may “pass through” to you certain foreign income taxes (including withholding taxes) paid by the Fund. This means that you will be considered to have received as an additional dividend your share of such foreign taxes, but you may be entitled to either a corresponding tax deduction in calculating your taxable income, or, subject to certain limitations, a credit in calculating your federal income tax. No assurance can be given that applicable tax laws and interpretations will not change in the future. Moreover, non-U.S. investors may not be able to credit or deduct such foreign taxes.

Concentrated Portfolio Holdings Risk

The Fund’s portfolio is expected to be invested in a relatively small number of stocks. As a result, the appreciation or depreciation of any one security held by the Fund will have a greater impact on the Fund’s net asset value than it would if the Fund invested in a larger number of securities. Although that strategy has the potential to generate attractive returns over time, it also increases the Fund’s volatility and may lead to greater losses.

Hedging Strategies

Options on Stock. For the sole purpose of reducing risk, put and call options on stocks may be purchased for the Fund, although the current intention is not to do so in such a manner that more than 5% of the Fund’s net assets would be at risk. A call option on a stock gives the purchaser of the option the right to buy the underlying stock at a fixed price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell the underlying stock at a fixed price at any time during the option period. To liquidate a put or call option position, a “closing sale transaction” may be made for the Fund at any time prior to the expiration of the option which involves selling the option previously purchased.

Covered call options may also be sold (written) on stocks. A call option is “covered” if the writer owns the underlying security.

Options on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, put and call options on stock indexes may be purchased for the Fund. A stock index fluctuates with changes in the market values of the stocks included in the index. Examples of stock indexes are the Standard & Poor’s Corporation (“Standard & Poor’s”) 500 Stock Index, Chicago Board of Options Exchange and the New York Stock Exchange (“NYSE”) Composite Index.

Options on stock indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a fixed price (strike price), an option on a stock index gives the holder the right to receive a cash “exercise settlement” amount equal to: (a) the amount, if any, by which the strike price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed “index multiplier.” Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the strike price of the option times a specified multiple.

The effectiveness of purchasing stock index options as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio of the Fund being hedged correlate with price movements of the stock index selected. The value of an index option depends upon future movements in the level of the overall stock market measured by the underlying index before the expiration of the option. Accordingly, the successful use of options on stock indexes for the Fund is subject to the Investment Adviser’s ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. Brokerage costs are incurred in the purchase of stock index options and the incorrect choice of an index or an incorrect assessment of future price movements may result in poorer overall performance than if a stock index option had not been purchased.

The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. It is possible, however, that lack of liquidity in the options markets may make it difficult from time to time for the Fund to close out its written option positions. Also, the securities exchanges have established limitations on the number of options which may be written by an investor or group of investors acting in concert. It is not contemplated that these position limits will have any adverse impact on the Fund’s portfolio strategies.

Futures Contracts on Stock Indexes. Subject to applicable laws and regulations and solely as a hedge against changes in the market value of portfolio securities or securities intended to be purchased, futures contracts on stock indexes may be entered into for the Fund.

To the extent the Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”). The Trust, on behalf of the Fund has filed with the National Futures Association a notice claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the CEA, and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Fund’s operation. The Trust is not subject to registration or regulation as a CPO. Although the Trust has concluded that as of the date of this SAI the Fund should be able to operate within the exclusions from CFTC regulation, there is no certainty that the Fund or the Trust will be able to continue to rely on an exclusion from CFTC regulation in the future. In order to assure that the Fund is not deemed a “commodity pool” for purposes of the CEA, regulations of the CFTC require that the Fund enter into transactions in futures contracts and options on futures contracts only: (i) for bona fide hedging purposes (as defined in CFTC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund’s assets. The Fund may determine not to use investment strategies that trigger additional CFTC regulation or may determine to operate subject to CFTC regulation, if applicable. If the Fund or the Trust operates subject to CFTC regulation, it may incur additional expenses.

Futures Contracts provide for the making and acceptance of a cash settlement based upon changes in the value of an index of stocks and are used to hedge against anticipated future changes in overall stock market prices which otherwise might either adversely affect the value of securities held for the Fund or adversely affect the prices of securities which are intended to be purchased at a later date. A Futures Contract may also be entered into to close out or offset an existing futures position.

In general, each transaction in Futures Contracts involves the establishment of a position which is expected to move in a direction opposite to that of the investment being hedged. If these hedging transactions are successful, the futures positions taken would rise in value by an amount which approximately offsets the decline in value of the portion of the Fund’s investments that is being hedged. Should general market prices move in an unexpected manner, the full anticipated benefits of Futures Contracts may not be achieved or a loss may be realized. There is also the risk of a potential lack of liquidity in the secondary market.

The effectiveness of entering into Futures Contracts as a hedging technique depends upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with price movements of the stock index selected. The value of a Futures Contract depends upon future movements in the level of the overall stock market measured by the underlying index before the closing out of the Futures Contract. Accordingly, the successful use of Futures Contracts is subject to the Investment Adviser’s ability both to select an appropriate index and to predict future price movements over the short term in the overall stock market. The incorrect choice of an index or an incorrect assessment of future price movements over the short term in the overall stock market may result in poorer overall performance than if a Futures Contract had not been purchased. Brokerage costs are incurred in entering into and maintaining Futures Contracts.

When the Fund enters into a Futures Contract, it may be initially required to deposit, in a segregated account in the name of the broker performing the transaction, an "initial margin" of cash, U.S. Government securities or other high grade liquid obligations equal to approximately 3% of the contract amount. Initial margin requirements are established by the exchanges on which Futures Contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges. Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker’s client but is, rather, a good faith deposit on the Futures Contract which will be returned upon the proper termination of the Futures Contract. The margin deposits made are marked to market daily and the Fund may be required to make subsequent deposits of cash or eligible securities called "variation margin", with its futures contract clearing broker, which are reflective of price fluctuations in the Futures Contract.

Currently, Futures Contracts can be purchased on stock indexes such as the Standard & Poor’s 500 Stock Index, Chicago Board of Options Exchange and the NYSE Composite Index.

Exchanges may limit the amount by which the price of a Futures Contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

Another risk that may arise in employing Futures Contracts to protect against the price volatility of portfolio securities is that the prices of an index subject to Futures Contracts (and thereby the Futures Contract prices) may correlate imperfectly with the behavior of the cash prices of portfolio securities. Another such risk is that the price of the Futures Contract may not move in tandem with the change in overall stock market prices against which the Fund seeks a hedge.

Common Stock Warrants and Rights

The Fund may acquire, receive and retain common stock warrants and rights that are attached to securities held by the Fund. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances. Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer company. Warrants and rights will expire if not exercised on or prior to the expiration date.

Short-Term Instruments

Although it is intended that the assets of the Fund stay invested in the securities described above and in the Fund’s Prospectus to the extent practical in light of the Fund’s investment objective and long-term investment perspective, the Fund’s assets may be invested in short-term instruments to meet anticipated expenses or for day-to-day operating purposes and when, in the Investment Adviser’s opinion, it is advisable to adopt a temporary defensive position because of unusual and adverse conditions affecting the equity markets. In addition, when the Fund experiences large cash inflows through additional investments by its investors or the sale of portfolio securities, and desirable equity securities that are consistent with its investment objective are unavailable in sufficient quantities, assets may be held in short-term investments for a limited time pending availability of such equity securities. Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated A or higher by Moody’s Investors Service (“Moody’s”) or Standard & Poor’s, or if unrated are of comparable quality in the opinion of the Investment Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, fixed time deposits and bankers' acceptances; and (v) repurchase agreements. Time deposits with a maturity of more than seven days are treated as not readily marketable. At the time the Fund’s assets are invested in commercial paper, bank obligations or repurchase agreements, the issuer must have outstanding debt rated A or higher by Moody’s or Standard & Poor’s; the issuer’s parent corporation, if any, must have outstanding commercial paper rated Prime-1 by Moody’s or A-1 by Standard & Poor’s; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Investment Adviser. The assets of the Fund may be invested in U.S. dollar denominated short-term instruments, including repurchase agreements, obligations of the U.S. Government, its agencies or instrumentalities, commercial paper and bank obligations (such as certificates of deposit, fixed time deposits, and bankers' acceptances). Cash is held for the Fund with the Fund’s custodian bank.

Repurchase Agreements

A repurchase agreement is an agreement in which the seller (Lender) of a security agrees to repurchase from the Fund the security sold at a mutually agreed upon time and price. As such, it is viewed as the lending of money to the Lender. The resale price normally is in excess of the purchase price, reflecting an agreed upon interest rate. The rate is effective for the period of time assets of the Fund are invested in the agreement and is not related to the coupon rate on the underlying security. The period of these repurchase agreements is usually short, from overnight to one week, and at no time are assets of a Fund invested in a repurchase agreement with a maturity of more than one year. The securities that are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement.

Repurchase agreements are considered by the Staff of the SEC to be loans by the Fund. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities. If the lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Fund will enter into repurchase agreements only with banks and other recognized financial institutions, such as securities dealers, deemed creditworthy by the Investment Adviser.

Collateral is marked to the market daily and has a market value including accrued interest at least equal to 100% of the dollar amount invested on behalf of the Fund in each agreement along with accrued interest. If the Lender defaults, the Fund might incur a loss if the value of the collateral securing the repurchase agreement declines and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the Lender, realization upon the collateral on behalf of the Fund may be delayed or limited in certain circumstances. A repurchase agreement with more than seven days to maturity may not be entered into for the Fund if, as a result, more than 15% of the Fund’s net assets would be invested in such repurchase agreements together with any other investment being held for the Fund for which market quotations are not readily available.

Collateral for repurchase agreements may be held by a custodian other than BBH&Co.

Reverse Repurchase Agreements

Reverse repurchase agreements may be entered into only with a primary dealer (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. This is an agreement in which the Fund agrees to repurchase securities sold by it at a mutually agreed upon time and price. As such, it is viewed as the borrowing of money for the Fund. Proceeds of borrowings under reverse repurchase agreements are invested for the Fund. This technique involves the speculative factor known as leverage. If interest rates rise during the term of a reverse repurchase agreement utilized for leverage, the value of the securities to be repurchased for the Fund as well as the value of securities purchased with the proceeds will decline. Proceeds of a reverse repurchase transaction are not invested for a period which exceeds the duration of the reverse repurchase agreement. A reverse repurchase agreement may not be entered into for the Fund if, as a result, more than one-third of the market value of the Fund’s total assets, less liabilities other than the obligations created by reverse repurchase agreements, would be engaged in reverse repurchase agreements. In the event that such agreements exceed, in the aggregate, one-third of such market value, the amount of the Fund’s obligations created by reverse repurchase agreements will be reduced within three days thereafter (not including weekends and holidays) or such longer period as the SEC may prescribe, to an extent that such obligations will not exceed, in the aggregate, one-third of the market value of the Fund’s assets, as defined above. A segregated account with the Custodian is established and maintained for the Fund with liquid assets in an amount at least equal to the Fund’s purchase obligations under its reverse repurchase agreements. Such segregated account consists of liquid assets marked to the market daily, with additional liquid assets added when necessary to ensure that at all times the value of such account is equal to the purchase obligations.

U.S. Government Securities

These securities are issued or guaranteed by the U.S. Government, its agencies or instrumentalities and may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the full faith and credit of the United States, it may not be possible to assert a claim against the United States itself in the event the agency or instrumentality issuing or guaranteeing the security for ultimate repayment does not meet its commitments. Securities that are not backed by the full faith and credit of the United States include, but are not limited to, securities of the Tennessee Valley Authority, the FNMA, the Federal Farm Credit System, the FHLBs and the FHLMC. Securities that are backed by the full faith and credit of the United States include Treasury bills, Treasury notes, Treasury bonds and pass through obligations of the GNMA, the Farmers Home Administration and the Export-Import Bank. There is no percentage limitation with respect to investments in U.S. government securities.

Securities backed by the full faith and credit of the United States are generally considered to be among the most creditworthy investments available. While the U.S. Government continuously has honored its credit obligations, political events have, at times, called into question whether the United States would default on its obligations. Such an event would be unprecedented and there is no way to predict its impact on the securities markets; however, it is very likely that default by the United States would result in losses.

Rule 144A Securities

The Investment Adviser may, on behalf of the Fund, purchase securities that are not registered under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to “qualified institutional buyers” in accordance with the requirements stated in Rule 144A under the 1933 Act (“Rule 144A Securities”). A Rule 144A Security may be considered illiquid and therefore subject to the 15% limitation on the purchase of illiquid securities, unless it is determined on an ongoing basis that an adequate trading market exists for the security. Guidelines have been adopted and the daily function of determining and monitoring liquidity of Rule 144A Securities has been delegated to the Investment Adviser. All relevant factors will be considered in determining the liquidity of Rule 144A Securities and all investments in Rule 144A Securities will be carefully monitored.

When-Issued and Delayed Delivery Securities

Securities may be purchased for the Fund on a when-issued or delayed delivery basis. For example, delivery and payment may take place a month or more after the date of the transaction. The purchase price and the interest rate payable on the securities, if any, are fixed on the transaction date. The securities so purchased are subject to market fluctuation and no income accrues to the Fund until delivery and payment take place. At the time the commitment to purchase securities on a when-issued or delayed delivery basis is made, the transaction is recorded and thereafter the value of such securities is reflected each day in determining the Fund’s net asset value per share (“NAV”). The Fund maintains with BBH&Co., the Fund’s custodian (the “Custodian”), a separate account with a segregated portfolio of securities in an amount at least equal to these commitments. At the time of its acquisition, a when-issued or delayed delivery security may be valued at less than the purchase price. Commitments for such when-issued or delayed delivery securities are made only when there is an intention of actually acquiring the securities. On delivery dates for such transactions, such obligations are met from maturities or sales of securities and/or from cash flow. If the right to acquire a when-issued or delayed delivery security is disposed of prior to its acquisition, the Fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation.

Loans of Portfolio Securities

Loans up to 30% of the total value of the securities of the Fund are permitted. Securities of the Fund may be loaned if such loans are secured continuously by cash or equivalent collateral or by an irrevocable letter of credit in favor of the Fund at least equal at all times to 100% of the market value of the securities loaned plus accrued income. While such securities are on loan, the borrower pays the Fund any income accruing thereon, and cash collateral may be invested for the Fund, thereby earning additional income. All or any portion of interest earned on invested collateral may be paid to the borrower. Loans are subject to termination by the Fund in the normal settlement time, currently three business days after notice, or by the borrower on one day’s notice. Borrowed securities are returned when the loan is terminated. Any appreciation or depreciation in the market price of the borrowed securities which occurs during the term of the loan inures to the Fund and its shareholders. Reasonable finders and custodial fees may be paid in connection with a loan. In addition, all facts and circumstances, including the creditworthiness of the borrowing financial institution, are considered before a loan is made and no loan is made in excess of one year. There is the risk that a borrowed security may not be returned to the Fund. Securities of the Fund are not loaned to BBH&Co. or to any affiliate of the Fund or BBH&Co.

Investment Company Securities

Subject to applicable statutory and regulatory limitations, the assets of the Fund may be invested in shares of other investment companies. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. The Fund’s investment in other investment companies may include shares of money market funds, including funds affiliated with the Fund’s Investment Adviser.

Illiquid Securities

The Fund will not purchase securities for which there is no readily available market,or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund’s net assets.

Risks of Cyber Attacks

As with any entity that conducts business through electronic means in the modern marketplace, the Fund, and its service providers and their respective operations, may be susceptible to potential risks resulting from cyber attacks or incidents (collectively, “cyber events”). Cyber events may include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized monitoring, release, misuse, loss, destruction or corruption of confidential information, infection from computer viruses or other malicious software code, unauthorized access to or compromises to relevant systems, networks or devices that the Fund and its service providers use to service the Fund’s operations, operational disruption or failures in the physical infrastructure or operating systems that support the Funds and their service providers, or various other forms of cyber security breaches. In addition to intentional cyber events, unintentional cyber events can occur, such as, for example, the inadvertent release of confidential information. Cyber events affecting a Fund, or any Sub-advisers, if applicable, the Fund’s distributor, custodian, transfer agent, or any other of the Fund’s intermediaries or service providers may adversely impact the Fund and its shareholders, potentially resulting in, among other things, financial losses or the inability of Fund shareholders to transact business. For instance, cyber events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes designed to mitigate or prevent the risk of cyber events. Such costs may be ongoing because threats of cyber attacks are constantly evolving as cyber attackers become more sophisticated and their techniques become more complex. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

The Fund, and its service providers and their relevant affiliates have established risk management systems reasonably designed to seek to reduce the risks associated with cyber events. However, there can be no assurance that the Fund, the Fund’s service providers, or the issuers of the securities in which the Fund invests will not suffer losses relating to cyber attacks or other information security breaches in the future.

INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

The Fund operates under the following investment policies, which are deemed fundamental and may be changed only with the approval of the Board and the holders of a “majority of the Fund’s outstanding voting securities” (as defined in the 1940 Act).

Concentration

The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Tax-exempt government securities and tax-exempt municipal securities will not be deemed to constitute an industry.

Underwriting

The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the 1933 Act.

Investing in Commodities

The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.

Investing in Real Estate

The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.

Borrowing Money and Issuing Senior Securities

The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof.

Lending

The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.

NON-FUNDAMENTAL INVESTMENT POLICIES

The following policies are non-fundamental and therefore may be changed by the Board without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.

Large Cap Investment Policy

Without providing 60 days’ advance notice to shareholders, the Fund will not change its policy to invest, under normal circumstances, at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in in large capitalization publicly traded equity securities.

Purchases on Margin

The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.

Pledging Assets

The Fund will not mortgage, pledge, or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.

Selling Short

The Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10% of its net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time.

Restricted Securities

The Fund will not purchase securities that are restricted at the time of purchase, except that the Fund may purchase Rule 144A securities.

For purposes of the above investment policies:

•	the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items and “bank instruments;”

•	except with respect to borrowing, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation; and

•	the Fund will not make investments that will result in the investment of 25% or more of its assets in the securities of issuers primarily engaged in the same industry. Futures and options contracts, government securities and municipal securities will not be deemed to constitute an industry.

MANAGEMENT

Information pertaining to the Trustees and executive officers of the Trust is set forth below. The mailing address for each Trustee is c/o BBH Trust, 140 Broadway, New York, NY 10005.

Name and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Independent Trustees
H. Whitney Wagner Born: 1956	Chairman of the Board and Trustee	Chairman Since 2014; Trustee Since 2007 and 2006-2007 with the Predecessor Trust	President, Clear Brook Advisors, a registered investment adviser.	8	None.
Andrew S. Frazier Born: 1948	Trustee	Since 2010	Retired.	8	Director of Western World Insurance Group, Inc.
Mark M. Collins Born: 1956	Trustee	Since 2011	Partner of Brown Investment Advisory Incorporated, a registered investment adviser.	8	Chairman of Dillon Trust Company.
John M. Tesoro Born: 1952	Trustee	Since 2014	Retired.	8	Trustee, Bridge Builder Trust (8 Funds); Director, Teton Advisors, Inc. (a registered investment adviser).

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee^	Other Public Company or Investment Company Directorships held by Trustee During Past 5 Years
Interested Trustees
Susan C. Livingston+ 50 Post Office Square Boston, MA 02110 Born: 1957	Trustee	Since 2011	Partner (since 1998) and Senior Client Advocate (since 2010) for BBH&Co.	8	None.
John A. Gehret+ 140 Broadway New York, NY 10005 Born: 1959	Trustee	Since 2011	Limited Partner of BBH&Co. (2012-present).	8	None.

Name, Address and Birth Year	Position(s) Held with the Trust	Term of Office and Length of Time Served#	Principal Occupation(s) During Past 5 Years
Officers
Jean-Pierre Paquin 140 Broadway New York, NY 10005 Born: 1973	President and Principal Executive Officer	Since 2016	Partner of BBH&Co. since 2015; joined BBH&Co. in 1996.
Daniel Greifenkamp 140 Broadway New York, NY 10005 Born: 1969	Vice President	Since 2016	Managing Director of BBH&Co. since 2014; joined BBH&Co. in 2011.
Charles H. Schreiber 140 Broadway New York, NY 10005 Born: 1957	Treasurer and Principal Financial Officer	Since 2007 2006-2007 with the Predecessor Trust	Senior Vice President of BBH&Co. since 2001; joined BBH&Co. in 1999.
Paul F. Gallagher 140 Broadway New York, NY 10005 Born: 1959	Chief Compliance Officer (“CCO”)	Since 2015	Senior Vice President of BBH&Co. since September 2015; Executive Director, Counsel, Morgan Stanley Smith Barney LLC (2009-September 2015).
Keith M. Kelley 50 Post Office Square Boston, MA 02110 Born: 1983	Anti-Money Laundering Officer (“AMLO”)	Since 2016	Vice President of BBH&Co. since February 2016; Director, Legal and Compliance, Morgan Stanley Smith Barney LLC (2014 – February 2016); Compliance Manager, State Street Corporation (2013 – 2014).
Suzan M. Barron 50 Post Office Square Boston, MA 02110 Born: 1964	Secretary	Since 2009	Senior Vice President and Senior Investor Services Counsel of BBH&Co. since 2005.
Crystal Cheung 140 Broadway New York, NY 10005 Born: 1974	Assistant Treasurer	Since 2018	Assistant Vice President of BBH&Co. since 2016; joined BBH&Co. in 2014. Financial Reporting Manager, BNY Mellon Corporation (2010-2014).
Brian J. Carroll 50 Post Office Square Boston, MA 02110 Born: 1985	Assistant Secretary	Since 2018	Associate and Investor Services Assistant Counsel of BBH&Co. since 2017; joined BBH&Co. in 2014.

# + ^

All officers of the Trust hold office for one year and until their respective successors are chosen and qualified (subject to the ability of the Trustees to remove any officer in accordance with the Trust’s By-laws). Mr. Wagner previously served on the Board of Trustees of BBH Fund, Inc. (the “Predecessor Trust”).

Ms. Livingston and Mr. Gehret are “interested persons” of the Trust as defined in the 1940 Act because of their positions as Partner and Limited Partner of BBH&Co., respectively.

The Fund Complex consists of the Trust, which has eight series, and each is counted as one “Portfolio” for purposes of this table.

BOARD OF TRUSTEES

Board Leadership Structure

Currently, four of the six Trustees of the Board are not “interested persons,” as defined in the 1940 Act (“Independent Trustees”). The Board has appointed Mr. H. Whitney Wagner to serve as Chairman of the Board. There are two primary committees of the Board: the Audit Committee and the Valuation Committee. The Committee chairs each preside at Committee meetings, participate in formulating agendas for those meetings, and coordinate with management to serve as a liaison between the Independent Trustees and management on matters within the scope of the responsibilities of each Committee. The Board has determined that this leadership structure is appropriate given the specific characteristics and circumstances of the Fund. The Board made this determination in consideration of, among other things, legal requirements under applicable law, including the 1940 Act, the fact that the Board is comprised of a majority (66%) of Independent Trustees, the number of funds (and classes) overseen by the Board and the total number of Trustees on the Board.

Board Oversight of Risk Management

The Board is responsible for overseeing the management and affairs of the Fund and the Trust. The Board has considered and approved contracts, as described herein, under which certain parties provide essential management and administrative services to the Trust. Like most funds, the day-to-day business of the Trust, including the day-to-day management of risk, is performed by service providers, such as the Investment Adviser, distributor and administrator. The Board is responsible for overseeing the Trust’s service providers and, thus, has oversight responsibility with respect to the risk management performed by those service providers. Risk management seeks to identify and eliminate or mitigate the potential effects of risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust or Fund. Under the overall supervision of the Board, the Audit Committee, and the Valuation Committee (discussed in more detail below), the service providers to the Fund employ a variety of processes, procedures and controls to identify risks relevant to the operations of the Trust and the Fund to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Trust’s business (e.g., the Fund’s Investment Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that activity.

The Board oversees the risk management of the Trust’s operations, in part, by requesting periodic reports from and otherwise communicating with various personnel of the Trust and its service providers, including the Trust’s CCO and the Trust’s independent registered public accounting firm. The Board and, with respect to identified risks that relate to its scope of expertise, the Audit Committee and Valuation Committee, oversee efforts by management and service providers to manage risks to which the Fund may be exposed. The Board receives reports from the Trust’s service providers regarding operational risks, portfolio valuation and other matters. Annually, the independent registered public accounting firm reviews with the Audit Committee its audit of the Trust’s financial statements, focusing on major areas of risk encountered by the Trust and noting any significant deficiencies or material weaknesses in the Trust’s internal controls.

The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the Investment Adviser and receives information about those services at its regular meetings. In addition, on at least an annual basis, in connection with its consideration of whether to renew the agreement with the Investment Adviser, the Board meets with the Investment Adviser to review such services. Among other things, the Board regularly considers the Investment Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. In the case of the Investment Adviser, the agreement combines advisory and administrative services under one fee. As a result, the Board compares the combined advisory and administration fee earned by BBH&Co. for the Fund against average fees for similar funds taking into account the administrative portion of such fee. In addition, the Board also considers all fees and other benefits that are received by the Investment Adviser and its affiliates from the Fund. The Board also reviews information about the Fund’s performance and investments.

The Board receives regular written reports on the concentration of the Fund’s portfolio, its exposure to illiquid or hard to value securities, and other commonly considered portfolio risk factors.

The Trust’s CCO meets regularly with the Board to review and discuss compliance and other issues. At least annually, the Trust’s CCO provides the Board with a report reviewing the adequacy and effectiveness of the Trust’s policies and procedures and those of its service providers, including the Investment Adviser. The Board additionally seeks to monitor legal risk by receiving periodic reports from Fund counsel on developments in the law and regulations that may affect the operation of the Fund or other aspects of the fund industry in general.

The Board acknowledges that unique risks arise when an affiliate acts as a service provider in the way various business units within BBH&Co. act as service providers to the Fund. The Board monitors affiliation risk in the ways described above, including, but not limited to, receiving reports on transactions or trading activity involving the Fund and BBH&Co. (or any affiliates) to ensure BBH&Co. is putting the interests of the Fund ahead of its own. In addition, when evaluating all service contracts between the Fund and BBH&Co., the Board requests and receives information about the service provided by such BBH&Co. business unit, including, in some cases, comparative fee information, to ensure the fees negotiated are consistent with fees that would result from a third party arm’s-length negotiation.

The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, despite the periodic reports the Board receives and the Board’s discussions with the service providers to the Fund, it may not be made aware of all of the relevant information of a particular risk. Most of the Trust’s investment management and business affairs are carried out by or through the Fund’s Investment Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Trust’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.

Individual Trustee Qualifications

The Board has concluded that each of the Trustees should initially and continue to serve on the Board because of: (i) each Trustee’s ability to review and understand information about the Fund provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management regarding material factors bearing on the management of the Fund, and to exercise their business judgment in a manner that serves the best interests of the Fund’s shareholders; and (ii) the Trustee’s experience, qualifications, attributes or skills as described below.

The Board has concluded that Mr. Wagner should serve as a Trustee of the Fund because of the experience he has gained as President of a registered investment adviser and as a Trustee or Director of the Trust and the Predecessor Trust since 2006.

The Board has concluded that Mr. Frazier should serve as a Trustee of the Fund because of the experience he has gained as President and CEO of a property casualty insurance business for 23 years.

The Board has concluded that Ms. Livingston should serve as a Trustee of the Fund because of the business and financial experience she has gained as a partner of BBH&Co.

The Board has concluded that Mr. Collins should serve as a Trustee of the Fund because of his 38 years of extensive experience in investment advisory, corporate finance and economic policy planning.

The Board has concluded that Mr. Gehret should serve as a Trustee of the Fund because of the business and financial experience he has gained as a partner of BBH&Co, and as the former President and Principal Executive Officer of the Trust.

The Board has concluded that Mr. Tesoro should serve as a Trustee of the Fund because of the business, financial and accounting experience he gained as a partner and certified public accountant at a registered public accounting firm.

Trustee Committees

The Trustees (except Ms. Livingston and Mr. Gehret) serve on an Audit Committee that selects the independent registered public accounting firm for the Fund and reviews the Fund’s financial reporting processes, compliance policies, procedures and the Trust’s overall system of internal controls. The Audit Committee met 4 times during the most recent fiscal year.

The Trustees (except Ms. Livingston and Mr. Gehret) serve on a Valuation Committee for the Fund that meets on an as-needed basis (and in any event not less frequently than monthly) to determine the “fair value” of any security for which market quotations are not readily available. The Valuation Committee met 16 times during the most recent fiscal year.

Trustee Equity Ownership as of June 30, 2019

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in BBH Trust
H. Whitney Wagner	None	Over $100,000
Andrew S. Frazier	None	Over $100,000
Mark M. Collins	None	Over $100,000
John M. Tesoro	None	Over $100,000
Susan C. Livingston	None	None
John A. Gehret	None	Over $100,000

Control Persons and Principal Holders of Securities

A of the date of this Statement of Additional Information (“SAI”), there were no control persons or principal shareholders as there were no shares of the Fund outstanding.

Trustee Compensation

Each Independent Trustee receives a base annual fee of $70,000 and such base annual fee is allocated among all series of the Trust in equal amounts. The Chairman of the Board (Mr. Wagner) and the Chairman of the Audit Committee (Mr. Frazier) and the Chairman of the Valuation Committee (Mr. Collins) receive an additional fee of $12,500, $10,000 and $5,000 per year, respectively. In addition, each Independent Trustee receives an additional fee of $2,500 for attending each special Board meeting (meetings of the Board other than the regularly scheduled quarterly Board meetings). Interested Trustees and officers of the Trust do not receive compensation from the Trust.

For the fiscal year ended October 31, 2018, Independent Trustees were compensated as follows:

Name	Aggregate Compensation from the Fund+	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund Complex paid to Trustee + +
H. Whitney Wagner	None	None	None	$82,500.00
Andrew S. Frazier	None	None	None	$80,000.00
Mark M. Collins	None	None	None	$75,000.00
John M. Tesoro	None	None	None	$70,000.00
+	As of the date of this SAI the Fund had not paid compensation to the Independent Trustees as the Fund had not commenced operations.
++	The Fund Complex consists of the Trust, which currently consists of eight series.

CODE OF ETHICS

The Trust, the Investment Adviser and the distributor (each as described below) have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The Investment Adviser’s code of ethics is also maintained pursuant to the Advisers Act. The codes of ethics contain provisions reasonably designed to identify and address potential conflicts of interest between personal investment activities and the interests of the Fund. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interest relating to personal securities transactions. The code of ethics of the Trust, the Investment Adviser and the distributor are on file with the SEC.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

Proxy Voting Policy and Procedures

The Fund’s Board has delegated the responsibility to vote proxies on the securities held in the Fund’s portfolio to the Investment Adviser. In order to mitigate any potential conflict of interest, the SID (through BBH&Co.) has retained an independent third-party proxy agent (“Proxy Agent”) to recommend how to vote a Fund’s proxy. The Board has also approved the SID’s policies and procedures for voting the proxies, which are summarized below.

The SID has adopted proxy voting policies and procedures concerning the voting of proxies of its Fund clients (the “Proxy Policy and Procedures”). Pursuant to the Proxy Policy and Procedures, the Investment Adviser reviews and analyzes the recommendations of the Proxy Agent and from time to time may depart from such recommendations based on its own analysis and discretion. The Proxy Policy and Procedures are reviewed periodically, and, accordingly, are subject to change.

The Proxy Agent maintains proxy guidelines, reviewed at least annually by the Investment Adviser, that present its typical voting posture for routine and non-routine issues. Generally, the Proxy Agent recommends voting in favor of proposals that maintain or strengthen the shared interests of shareholders and management; increase shareholder value; maintain or increase shareholder influence over the issuer’s board of directors and management; and maintain or increase the rights of shareholders. Whether the Proxy Agent or the Investment Adviser supports or opposes a proposal will depend on the specific circumstances described in the proxy statement and other available information.

For more information on the Proxy Policy and Procedures, described herein, investors in the Fund may request a copy of the Proxy Voting Policy and Procedures by calling a toll-free number for Shareholder Inquiries: 1-800-575-1265.

Proxy Voting Report

A report on “Form N-PX” of how the Fund voted any proxies during the most recent 12-month period ended June 30 will be available upon request and without charge by calling a toll-free number 1-800-575-1265 or by going to the SEC’s website at http://www.sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The Board has approved a policy related to the dissemination of Fund information. This policy is designed to provide a framework for disclosing information regarding portfolio holdings and other Fund information (“Fund Information”) consistent with applicable federal securities laws and general principles of fiduciary duty relating to Fund shareholders. Additional information concerning the Fund’s portfolio holdings is available on the Fund’s website at www.bbhfunds.com. The Board receives periodic reports from the Investment Adviser, about arrangements involving the disclosure of portfolio securities.

The Fund is required to disclose its complete portfolio holdings using Form N-PORT, for the third month of each fiscal quarter within 60 days of the end of each fiscal quarter. The Fund is also required to disclose its portfolio holdings using Form N-CSR, which is filed with the SEC not later than 10 days after the transmission to shareholders of annual and semi-annual shareholder reports which is required within 60 days of the end of the second and fourth quarter of each fiscal year. Portfolio holdings will be disclosed and made available to investors on a monthly basis on the bbhfunds.com website approximately fifteen (15) days after each month end.

You may also access from the Fund’s website portfolio information as of the end of each calendar quarter. Calendar quarter information is made available on the website within 70 days after the end of the fiscal quarter. This information is also available in reports filed with the SEC at the SEC’s website at www.sec.gov.

In addition, the Trust’s service providers and vendors which include, without limitation, the Investment Adviser, the distributor, the administrator, the custodian, an independent registered public accountant, legal counsel, fund accountant, proxy voting service provider, trade execution vendor, pricing information vendors, and printer and mailing agent, may all receive early disclosure of portfolio holdings information as frequently as daily in connection with the services they perform for the Fund. It is generally the policy of the Fund that neither the Fund nor its service providers or vendors may selectively disclose the Fund’s portfolio holding information. This means that Fund Information approved for disclosure shall be disclosed or made available to all persons including individual investors, potential investors, institutional investors, intermediaries that distribute Fund shares, third party service providers and vendors, rating and ranking organizations, survey companies and affiliated persons of the Fund on an equal basis. Service providers and vendors will be subject to a duty of confidentiality with respect to any Fund Information whether imposed by the provisions of its contract with the Trust or by the nature of its relationship with the Trust.

Fund Information shall be disclosed only after it has been determined that such disclosure will not disadvantage shareholders. Disclosure of Fund Information to select investors is permissible only when there is a legitimate business purposes for doing so and the recipients are subject to the restrictions listed below. Such disclosures must be approved by the Fund’s President.

•	The recipient does not distribute the Fund Information to third parties, other departments or persons who are likely to use the information for purposes of purchasing or selling the Fund before the Fund Information becomes public information; and
•	The recipient signs a written confidentiality agreement.

Portfolio holdings may not be disclosed to any investor, except after: (1) the holdings have been reviewed and approved appropriately, (2) the portfolio holdings have been posted and are readily available on the Fund’s website, and (3) the availability of the portfolio holdings is disclosed in the Fund’s SAI.

INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

Pursuant to an Amended and Restated Agreement with the Trust, subject to the general supervision of the Trustees and in conformance with the stated policies of the Fund, BBH&Co. through members of its SID, provides investment advice, and portfolio management to the Fund. The SID also provides and/or arranges with BBH&Co. for certain administrative services to the Fund. The Investment Adviser manages the Fund’s investment operations according to the Fund’s principal investment strategies.

It is the responsibility of the Investment Adviser to make the day-to-day investment decisions for the Fund, to place the purchase and sale orders for portfolio transactions of the Fund, and to manage, generally, the investments of the Fund.

The Amended and Restated Investment Advisory and Administration Services Agreement between the Investment Adviser and the Trust is dated June 14, 2018 (the “Agreement”), and remains in effect as long as the Agreement is specifically approved at least annually: (i) by a vote of the holders of a “majority of the Fund’s outstanding voting securities” (as defined in the 1940 Act) or by the Fund’s Trustees; and (ii) by a vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval. The Agreement terminates automatically if assigned and is terminable at any time without penalty by a vote of a majority of the Trustees of the Fund, or by a vote of the holders of a “majority of the Fund’s outstanding voting securities” (as defined in the 1940 Act) on 60 days’ written notice to the Investment Adviser and by the Investment Adviser on 90 days' written notice to the Fund (see “Additional Information”).

The investment advisory services of the Investment Adviser to the Fund are not exclusive under the terms of the Agreement. The Investment Adviser may render investment advisory services to others, including other registered investment companies.

Pursuant to a license agreement between the Trust and BBH&Co., dated December 11, 2006, the Trust, including each series thereof, may use “Brown Brothers Harriman” or “BBH” in its name. The license agreement may be terminated by BBH&Co. at any time upon written notice to the Trust, upon the expiration or earlier termination of any agreement between the Trust or any investment company in which a series of the Trust invests all of its assets, and BBH&Co. Termination of the license agreement would require the Trust to change its name and the name of the Fund to eliminate all references to Brown Brothers Harriman.

The SID has been retained by the Trust to serve as Fund Administrator (the “Administrator”) to the Trust under the terms of the Agreement. In its capacity as Administrator of the Trust, BBH&Co. administers all aspects of the Trust’s operations subject to the supervision of the Board, except as set forth above under “Investment Adviser” and below under “Distributor.” In connection with its responsibilities as Administrator and at its own expense, BBH&Co.: (i) provides the services of persons competent to perform such supervisory, administrative and clerical functions as are necessary in order to provide effective administration of the Trust; (ii) oversees the performance of administrative and professional services to the Trust by others, including the transfer and dividend disbursing agent; (iii) provides adequate office space and communications and other facilities; and (iv) prepares and/or arranges for the preparation, but does not pay for, the periodic updating of the registration statements and the Fund’s prospectus, the printing of such documents for the purpose of filings with the SEC, and the preparation of tax returns for the Fund and reports to shareholders and the SEC.

The fee paid to the Investment Adviser pursuant to the Agreement is calculated daily and paid monthly at an annual rate equal to 0. % of the average daily net assets of the Fund. [The Investment Adviser has contractually agreed to limit the annual fund operating expenses (excluding interest, taxes, brokerage commissions, other expenditures that are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the Fund’s business and amounts payable under the Retail Class shares 12b-1 Plan (see “Distribution Plan” below)) of the Fund to 0. % of average daily net assets for each share class through February 29, 2020 (the “Expense Limitation Agreement”). The Expense Limitation Agreement may only be terminated with approval of the Board. With this Expense Limitation Agreement, it is anticipated that total operating expenses for Retail Class shares and Class I shares will be % and 0. %, respectively, of the average daily net assets.]

The Agreement obligates the Investment Adviser to pay all expenses incurred by it in connection with its activities under the Agreement, other than those assumed by the Fund. The Fund pays (i) the fees and expenses of the Investment Adviser otherwise incurred for the Fund in connection with the management of the investment and reinvestment of its assets; (ii) the fees and expenses of the Independent Trustees of the Fund or of an investment company in which the Fund invests its investable assets; (iii) certain fees and expenses of the Fund's custodian; (iv) the fees and expenses of the Fund's transfer agent and the fees and expenses of any eligible institution; (v) the charges and expenses of legal counsel and independent accountants for the Fund; (vi) brokers' commissions and any issue or transfer taxes chargeable to a Fund in connection with its securities transactions; (vii) all taxes and corporate fees payable by the Fund to federal, state or other governmental authorities; (viii) the fees of any trade association of which the Fund may be a member; (ix) the cost of certificates, if any, representing shares of the Fund; (x) the fees and expenses involving registering and maintaining registrations of the Fund's shares with the SEC and preparation and printing of the Fund's Registration Statement and Prospectuses; (xi) the cost of any liability insurance or fidelity bond; (xii) allocable communications expenses with respect to investor services and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and prospectuses to Fund shareholders; and (xiii) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business of the Fund.

Portfolio Manager Information

The following information about the Fund’s portfolio manager, Mr. Michael R. Keller, is provided as of [June 30], 2019.

Other Accounts Managed by Michael R. Keller	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	1
Other Pooled Investment Vehicles	2/$[ ]
Other Accounts	30/$[ ]

Accounts managed by Mr. Keller for which the advisory fee is totally or partially based on performance, and the number of such accounts and the assets of such accounts for which the advisory fee is totally or partially based on performance of the Fund’s most recently completed fiscal year, can be found in the table below:

Other Accounts Managed by Michael R. Keller For Which the Advisory Fee is Totally or Partially Based Upon Performance	Total Number of Other Accounts Managed/ Total Assets (in millions)
Registered Investment Companies	None
Other Pooled Investment Vehicles	None
Other Accounts	None

Because the Fund had not commenced operations as of the date of this SAI, there is no Fund ownership information for Mr. Keller.

Compensation Structure

Mr. Keller is a Partner of BBH&Co. As a Partner, most of his compensation is linked directly to the profits of BBH&Co. through a working interest in BBH&Co.’s profits and a return on capital invested in BBH&Co. Mr. Keller’s working interest is set at the beginning of each calendar year by BBH&Co.’s Executive Committee based on his overall contribution to BBH&Co., including the investment performance and profitability of the Fund, other accounts and funds he manages. Mr. Keller has also invested capital in BBH&Co. and he receives an annual return on his invested capital that fluctuates each year based on the overall profits of BBH&Co. Mr. Keller is also paid a fixed base salary.

Conflicts of Interest

BBH&Co., including the Investment Adviser, provides discretionary and non-discretionary investment management services and products to corporations, institutions and individual investors throughout the world. As a result, in the ordinary course of its businesses, BBH&Co., including the Investment Adviser, may engage in activities in which its interests or the interests of its clients may conflict with or be adverse to the interests of the Fund. In addition, certain of such clients (including the Fund) utilize the services of BBH&Co. for which they will pay to BBH&Co. customary fees and expenses that will not be shared with the Fund.

BBH&Co., including the Investment Adviser, seeks to meet its fiduciary obligation with respect to all investment management clients, including the Fund. BBH&Co., including the Investment Adviser, has adopted and implemented policies and procedures that seek to manage conflicts of interest. Pursuant to such policies and procedures, BBH&Co., including the Investment Adviser, monitors a variety of areas, including compliance with fund investment guidelines, review of allocation decisions and compliance with the Investment Adviser’s Code of Ethics. With respect to the allocation of investment opportunities, BBH&Co., including the Investment Adviser, has adopted and implemented policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. The Investment Adviser has structured the portfolio managers’ compensation in a manner it believes is reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

The Trust also manages these conflicts of interest. For example, the Trust has designated a CCO and has adopted and implemented policies and procedures designed to manage the conflicts identified below and other conflicts that may arise in the course of the Fund’s operations in such a way as to safeguard the Fund from being negatively affected as a result of any such potential conflicts. From time to time, the Trustees receive reports from the Investment Adviser and the Trust’s CCO on areas of potential conflict.

Investors should carefully review the following, which describes potential and actual conflicts of interest that BBH&Co. and the Investment Adviser can face in the operation of its investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. The Investment Adviser and the Fund have adopted policies and procedures reasonably designed to appropriately prevent, limit or mitigate the conflicts of interest described below. Additional information about potential conflicts of interest regarding the Investment Adviser is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov). In addition, many of the activities that create these conflicts of interest are limited and/or prohibited by law, unless an exception is available.

Other Clients and Allocation of Investment Opportunities. BBH&Co., including the Investment Adviser. manages funds and accounts of clients other than the Fund (“Other Clients”). In general, BBH&Co., including the Investment Adviser, faces conflicts of interest when it renders investment advisory services to different clients and, from time to time, provides dissimilar investment advice to different clients. Investment decisions will not necessarily be made in parallel among the Fund and BBH&Co.’s Other Clients. Investments made by the Fund do not, and are not intended to, replicate the investments, or the investment methods and strategies, of Other Clients managed by BBH&Co. Accordingly, such Other Clients managed by BBH&Co., may produce results that are materially different from those experienced by the Fund. Certain other conflicts of interest may arise in connection with a portfolio manager’s management of the Fund’s investments, on the one hand, and the investments of other funds or accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various funds or accounts managed by BBH&Co. could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, the investment methods and strategies that the Investment Adviser utilizes in managing the Fund are utilized by BBH&Co., including the Investment Adviser, in managing investments for Other Clients. From time to time, BBH&Co., including the Investment Adviser, establishes, sponsors and is affiliated with other investment pools and accounts which engage in the same or similar businesses as the Fund using the same or similar investment strategies. To the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them, because BBH&Co. may have an incentive to allocate investment opportunities to certain accounts or funds. For example, BBH&Co. may act as adviser to private funds with investment strategies similar to the Fund. Those private funds may pay BBH&Co. a performance fee in addition to the stated investment advisory fee. In such cases, BBH&Co. may have an incentive to allocate certain investment opportunities to the private fund rather than the Fund in order to increase the private fund’s performance and thus improve BBH&Co.’s chances of receiving the performance fee. However, BBH&Co. has implemented policies and procedures designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The policies and procedures require, among other things, objective allocation for limited investment opportunities, and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Nevertheless, access to investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

Actual or potential conflicts of interest may also arise when a portfolio manager has management responsibilities to multiple accounts or funds, resulting in unequal commitment of time and attention to the portfolio management of the funds or accounts.

Affiliated Service Providers. Other potential conflicts might include conflicts between the Fund and its affiliated and unaffiliated service providers (e.g. conflicting duties of loyalty). In addition to providing investment management services through the Investment Adviser, BBH&Co. provides administrative, custody, and fund accounting services to the Fund. BBH&Co. may have conflicting duties of loyalty while servicing the Fund and/or opportunities to further its own interest to the detriment of the Fund. For example, in negotiating fee arrangements with affiliated service providers, BBH&Co. may have an incentive to agree to higher fees than it would in the case of unaffiliated providers. The Investment Adviser is the primary valuation agent of the Fund. The Investment Adviser values securities and assets in the Fund according to the Fund’s valuation policies. Because the Investment Adviser’s advisory and administrative fees are calculated by reference to a Fund’s net assets, the Investment Adviser may have an incentive to seek to overvalue certain assets.

Aggregation. Potential conflicts of interest also arise with the aggregation of trade orders. Purchases and sales of securities for the Fund may be aggregated with orders for other BBH&Co. client accounts. BBH&Co., however, is not required to aggregate orders if portfolio management decisions for different accounts are made separately, or if it is determined that aggregating is not practicable, or in cases involving client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund will not be charged the same commission or commission equivalent rates in connection with an aggregated order. Allocations of aggregated trades, particularly trade orders that were only partially filled due to limited availability, raise a potential conflict of interest because BBH&Co. has an incentive to allocate trades to certain accounts or funds.

Cross Trades. Under certain circumstances, the Investment Adviser, on behalf of the Fund, may seek to buy from or sell securities to another fund or account advised by BBH&Co. or the Investment Adviser. Subject to applicable law and regulation, BBH&Co. or the Investment Adviser may (but is not required to) effect purchases and sales between BBH&Co. or the Investment Adviser’s clients (“cross trades”), including the Fund, if BBH&Co. or the Investment Adviser believe such transactions are appropriate based on each party’s investment objectives and guidelines. There may be potential conflicts of interest or regulatory issues relating to these transactions which could limit the

Investment Adviser’s decision to engage in these transactions for the Fund. BBH&Co. or the Investment Adviser may have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions.

Soft Dollars. The Investment Adviser may direct brokerage transactions and/or payment of a portion of client commissions (“soft dollars”) to specific brokers or dealers or other providers to pay for research or other appropriate services which provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process (including with respect to futures, fixed price offerings and over-the-counter transactions). The use of a broker that provides research and securities transaction services may result in a higher commission than that offered by a broker who does not provide such services. The Investment Adviser will determine in good faith whether the amount of commission is reasonable in relation to the value of research and services provided and whether the services provide lawful and appropriate assistance in its investment decision-making responsibilities.

Research or other services obtained in this manner may be used in servicing any or all of the Funds and other BBH&Co. client accounts, including in connection with BBH&Co. client accounts that do not pay commissions to the broker related to the research or other service arrangements. Such products and services may disproportionately benefit other BBH&Co. client accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other BBH&Co. client accounts. For example, research or other services that are paid for through one client’s commissions may not be used in managing that client’s account. In addition, other BBH&Co. client accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to such other BBH&Co. client accounts. To the extent that BBH&Co. uses soft dollars, it will not have to pay for those products and services itself.

BBH&Co. may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. To the extent that BBH&Co. receives research on this basis, many of the same conflicts related to traditional soft dollars may exist. For example, the research effectively will be paid by client commissions that also will be used to pay for the execution, clearing, and settlement services provided by the broker-dealer and will not be paid by BBH&Co.

BBH&Co. may endeavor to execute trades through brokers who, pursuant to such arrangements, provide research or other services in order to ensure the continued receipt of research or other services BBH&Co. believes are useful in its investment decision-making process. BBH&Co. may from time to time choose not to engage in the above described arrangements to varying degrees. BBH&Co. may also enter into commission sharing arrangements under which BBH&Co. may execute transactions through a broker-dealer, and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to BBH&Co. To the extent that BBH&Co. engages in commission sharing arrangements, many of the same conflicts related to traditional soft dollars may exist.

Arrangements regarding compensation and delegation of responsibility may create conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades, administration of investment advice and valuation of securities.

Investments in BBH Funds. From time to time BBH&Co. may invest a portion of the assets of its discretionary investment advisory clients in the Fund. That investment by BBH&Co. on behalf of its discretionary investment advisory clients in the Fund may be significant at times.

Increasing the Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. In selecting the Fund for its discretionary investment advisory clients, BBH&Co. may limit its selection to funds managed by BBH&Co. or the Investment Adviser. BBH&Co. may not consider or canvass the universe of unaffiliated investment companies available, even though there may be unaffiliated investment companies that may be more appropriate or that have superior performance. BBH&Co., the Investment Adviser and their affiliates providing services to the Fund benefit from additional fees when the Fund is included as an investment by a discretionary investment advisory client.

BBH&Co. reserves the right to redeem at any time some or all of the shares of the Fund acquired for its discretionary investment advisory clients’ accounts. A large redemption of shares of the Fund by BBH&Co. on behalf of its discretionary investment advisory clients could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio.

Valuation. When market quotations are not readily available or are believed by the Investment Adviser to be unreliable, the Fund’s investments may be valued at fair value by the Investment Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. When determining an asset’s “fair value,” the Investment Adviser seeks to determine the price that a Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. While fair value determinations will be based upon all available factors that the Investment Adviser deems relevant at the time of the determination and may be based on analytical values determined by the Investment Adviser using proprietary or third-party valuation models, fair value represents only a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the price at which those assets could have been sold during the period in which the particular fair values were used in determining the Fund’s net asset value. As a result, the Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued by the Investment Adviser (pursuant to Board-adopted procedures) at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

Referral Arrangements. BBH&Co. may enter into advisory and/or referral arrangements with third parties. Such arrangements may include compensation paid by BBH&Co. to the third party. BBH&Co. may pay a solicitation fee for referrals and/or advisory or incentive fees. BBH&Co. may benefit from increased amounts of assets under management.

Personal Trading. BBH&Co., including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, face conflicts of interest when transacting in securities for their own accounts because they could benefit by trading in the same securities as the Fund, which could have an adverse effect on the Fund. However, BBH&Co., including the Investment Adviser, has implemented policies and procedures concerning personal trading by BBH&Co. Partners and employees. The policies and procedures are intended to prevent BBH&Co. Partners and employees with access to Fund material non-public information from trading in the same securities as the Fund.

Gifts and Entertainment. From time to time, employees of BBH&Co., including the Investment Adviser, and any of their respective partners, principals, directors, officers, employees, affiliates or agents, may receive gifts and/or entertainment from clients, intermediaries, or service providers to the Fund or BBH&Co., including the Investment Adviser, which could have the appearance of affecting or may potentially affect the judgment of the employees, or the manner in which they conduct business. BBH&Co., including the Investment Adviser, has implemented policies and procedures concerning gifts and entertainment to mitigate any impact on the judgment of BBH&Co. Partners and employees.

DISTRIBUTOR AND DISTRIBUTION PLAN (Rule 12b-1 Plan)

Distributor. ALPS Distributors, Inc., (“ALPS” or the “Distributor”) serves as the distributor of the Fund’s shares. Its offices are located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distribution Agreement between the Trust and ALPS, dated as of November 1, 2011, as amended, remains in effect so long as the continuance of the agreement is specifically approved at least annually in conformity with the requirements of the 1940 Act. The Distribution Agreement terminates automatically in the event of its assignment, and may be terminated: (i) with respect to the Fund, at any time, without penalty, by the Board of the Trust or by a vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund on not more than sixty (60) days' written notice to ALPS; and (ii) by ALPS on sixty (60) days' written notice to the Trust.

Distribution Plan. The Distribution Plan (the “Plan”) provides that the Fund’s Retail Class may pay financial intermediaries a maximum annual fee of 0.25% of the shares’ average daily net assets in connection with their distribution-related services. The Trust intends to operate the Plan in accordance with its terms and with the Financial Industry Regulatory Authority rules concerning sales charges.

Distribution-related activities and/or expenses may include, but are not limited to: (i) commissions to sales personnel for selling Fund shares; including travel, entertainment and business development expenses; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions that have entered into agreements with ALPS for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund’s prospectus and SAI for distribution to potential investors; (vii) website maintenance fees; and (viii) other activities or expenses that are primarily intended to result in the sale of shares of the Fund.

The Trust has adopted the Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the Plan or in any agreements related to the Plan (“Qualified Trustees”). The Plan requires that quarterly written reports of amounts spent under the Plan and the purposes of such expenditures be furnished to and reviewed by the Trustees. The Plan may not be amended to increase materially the amount that may be spent thereunder without approval by a majority of the outstanding shares of the Fund. All material amendments of the Plan will require approval by a majority of the Trustees of the Trust and of the Qualified Trustees.

FINANCIAL INTERMEDIARIES

From time to time, the Fund enters into contracts with banks, brokers and other financial intermediaries pursuant to which the Financial Intermediary, which holds Fund shares in its name on behalf of its customers, may provide the following shareholder services: provides necessary personnel and facilities to establish and maintain certain shareholder accounts and records enabling it to hold, as agent, its customer’s shares in its name or its nominee name on the shareholder records of the Fund; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; provides periodic statements showing a customer’s account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of shares in a customer’s account; transmits proxy statements, annual reports, updated prospectuses and other communications from the Fund to its customers; and receives, tabulates and transmits to the Fund proxies executed by its customers with respect to meetings of shareholders of the Fund. A financial intermediary may designate other intermediaries to accept purchase and redemption orders for shares. Customer orders are priced at the NAV for shares next determined after such order has been accepted by such customer’s financial intermediary or its authorized designee. The Fund will be deemed to have received a purchase or redemption order for shares when the financial intermediary or its authorized designee accepts such order. For these services, the financial intermediary receives such fees from the Fund as may be agreed upon from time to time between the parties.

REVENUE SHARING

BBH&Co. may make payments for marketing, promotional or related services provided by broker-dealers and other Financial Intermediaries that sell shares of the Fund. These payments are often referred to as “revenue sharing payments.” The level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the intermediary, the expected level of assets or sales of shares, or placing the Fund on a recommended or preferred list, access to an intermediary’s personnel and other factors. Revenue sharing payments are paid from BBH&Co.’s own legitimate profits and its own resources (not from the Fund) and may be in addition to any Rule 12b-1 payments that are paid. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of a particular Fund to you instead of recommending shares offered by competing investment companies.

Contact your financial intermediary for details about revenue sharing payments.

CUSTODIAN AND FUND ACCOUNTING AGENT

BBH&Co., 140 Broadway, New York, New York 10005, is the custodian and accounting agent (the “Custodian”) for the Fund. As Custodian, it is responsible for maintaining books and records of the Fund’s portfolio transactions and holding the Fund’s portfolio securities and cash pursuant to a custodian agreement with the Trust. Cash is held for the Fund at the Custodian. The Custodian maintains the accounting records for the Fund and each day computes the NAV of the Fund.

Because the Fund had not commenced operations as of the date of this SAI, there is no Custody and Accounting Fee fee information.

TRANSFER AND DIVIDEND DISBURSING AGENT

ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, is the transfer and dividend disbursing agent for the Fund and is responsible for maintaining the books and records detailing ownership of the Fund’s shares.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC 20004, serves as legal counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP serves as the independent registered public accounting firm for the Fund. Deloitte & Touche LLP’s principal address is 200 Berkeley Street, Boston, MA 02116.

NET ASSET VALUE

The NAV of each class of shares of the Fund is normally determined once daily at 4:00 P.M. Eastern Time each day the NYSE is open for regular trading (“Business Day”). (As of the date of this SAI, the NYSE is open every weekday except for the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas and on the preceding Friday or subsequent Monday when one of those holidays fall on Saturday or Sunday). The determination of NAV of each share of the Fund is made once during each Business Day as of the close of regular trading on the NYSE by subtracting from the value of the Fund’s total assets the amount of its liabilities, and dividing the difference by the number of shares of the Fund outstanding at the time the determination is made. NAV is determined separately for each class of shares by dividing the value of the Fund’s total assets attributable to the shares of the class (less all liabilities attributable to the class) by the total number of shares of the class outstanding.

The value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued) is normally determined at the same time and on the same days as the Fund’s NAV is determined. Unless determined not to represent fair value by the Trustees, Fund investments are valued in the manner described below.

The value of investments listed on a securities exchange is based on the last sale prices as of the close of regular trading of the NYSE (which is currently 4:00 P.M., Eastern Time) or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on the NYSE. Unlisted securities are valued at the average of the quoted bid and asked prices in the over-the-counter market. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security.

Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Board. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices.

Securities or other assets for which market quotations are not readily available, or for which market quotations are available but deemed not reliable, are valued at fair value in accordance with procedures established by and under the general supervision and responsibility of the Board. Short-term investments which mature in 60 days or less are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original maturity when acquired for the Fund was more than 60 days.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the NYSE and may also take place on days the NYSE is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s NAV is calculated, such securities would be valued at fair value in accordance with procedures established by and under the general supervision of the Trust’s Board. A domestic exchange-traded security may also be fair valued if events materially affecting the price of the security occur between the time the exchange on which the security or other asset is traded closes and the time the Fund values its assets.

PURCHASES AND REDEMPTIONS

Orders received by a financial intermediary will be priced at the NAV next calculated after that financial intermediary, as an agent of the Fund, receives the request in good order from its clients.

A confirmation of each purchase and redemption transaction is issued on execution of that transaction.

The Fund reserves the right to discontinue, alter or limit the automatic reinvestment privilege at any time, but will provide shareholders prior written notice of any such discontinuance, alteration or limitation.

A shareholder’s right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the NYSE is closed for other than weekends and holidays or when regular trading on the NYSE is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists, which causes disposal of, or evaluation of the NAV of the Fund’s portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

An investor should be aware that redemptions from the Fund may not be processed if a completed account application with a certified taxpayer identification number has not been received.

In the event a shareholder redeems all shares held in the Fund, future purchases of shares of the Fund by such shareholder would be subject to the Fund’s minimum initial purchase requirements.

An investor should also be aware that any Fund shares that are redeemed within a 30-day holding period will be subject to a redemption fee of 2.00% of the total redemption proceeds. The 30-day holding period shall commence on the next business day following the date of purchase and shall apply to any redemption made on or before the 30th day from that date.

The Fund may sell shares to some 401(k) plans, 403(b) plans, bank or trust company accounts, and accounts of certain financial institutions or intermediaries that do not apply the redemption fee to underlying shareholders, often because of administrative or systems limitations. From time to time, with the approval of the Investment Adviser, the redemption fee will not be assessed on redemptions by:

•	accounts of asset allocation or wrap programs or other fee-based programs whose trading practices are determined by the Investment Adviser not to be detrimental to the Fund or long-term shareholders (e.g., model driven programs with periodic automatic portfolio rebalancing that prohibit participant-directed trading and other programs with similar characteristics);

•	accounts of shareholders who have died or become disabled;
•	shareholders redeeming shares:
	—	in connection with required distributions from an IRA, certain omnibus accounts (including retirement plans qualified under Sections 401(a) or 401(k) of the Code, a 403(b) plan or any other Code Section 401 qualified employee benefit plan or account, or
	—	in connection with plans administered as college savings plans under Section 529 of the Code;
•	shareholders executing rollovers of current investments in the Fund through qualified employee benefit plans;
•	redemptions of shares acquired through dividend reinvestment;
•	involuntary redemptions of accounts that fall below the minimum account size;
•	Funds or accounts managed by BBH&Co. whose trading practices are determined by the Investment Adviser not to be detrimental to the Fund or long-term shareholders; and
•	certain other accounts in the absolute discretion of the Investment Adviser when the redemption fee is de-minimis or a shareholder can demonstrate hardship.

The Fund reserves the right to modify or eliminate these waivers at any time.

The value of shares redeemed may be more or less than the shareholder’s cost depending on Fund performance during the period the shareholder owned such shares.

Lost Accounts. The Fund’s transfer and dividend disbursing agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be cancelled. However, checks will not be reinvested into accounts with a zero balance.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Fund and its shareholders. No attempt is made to present a comprehensive explanation of the federal, state, local or non-U.S. tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning. You are urged to consult your own tax adviser.

This discussion of certain federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the matters addressed herein.

The Tax Cuts and Jobs Act (the “Tax Act”) makes significant changes to the U.S. federal income tax rules for taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017. Many of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026. There are only minor changes with respect to the specific rules applicable to a regulated investment company (“RIC”), such as the Fund. The Tax Act, however, makes numerous other changes to the tax rules that may affect shareholders and the Fund. You are urged to consult with your own tax advisor regarding how the Tax Act affects your investment in the Fund.

Taxation of the Fund. The Fund has elected to be treated, and intends to qualify for treatment each year, as a RIC under Subchapter M of the Code. As such, the Fund should not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders. In order to qualify for treatment as a RIC, the Fund must distribute annually to its shareholders at least the sum of 90% of its taxable net investment income (including the excess of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income (“Distribution Requirement”) and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of the Fund’s gross income each taxable year must be derived from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in qualified publicly traded partnerships (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); (ii) at the end of each quarter of the Fund’s taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and that does not represent more than 10% of the outstanding voting securities of such issuer, and (iii) at the end of each quarter of the Fund’s taxable year, not more than 25% of the value of its total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in the securities (other than U.S. government securities or securities of other RICs) of any one issuer, the securities (other than securities of other RICs) of two or more issuers that the Fund controls and that are determined to be engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

The Fund is treated as a separate corporation for federal income tax purposes. The Fund therefore is considered to be a separate entity in determining its treatment under the rules for RICs described herein. Losses in one fund treated as a RIC do not offset gains in another and the requirements (other than certain organizational requirements) for qualifying RIC status are determined at the Fund level rather than at the Trust level.

If the Fund fails to satisfy the qualifying income or diversification requirements described above in any taxable year, the Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements. Additionally, relief is provided for certain de minimis failures of the diversification requirements where the Fund corrects the failure within a specified period. If the Fund fails to qualify for treatment as a RIC for any year, and the relief provisions are not available, all of its income will be subject to federal income tax at the regular corporate rate (which the Tax Act reduced to 21%) without any deduction for distributions to shareholders. In such case, the Fund’s shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends-received deduction and non-corporate shareholders may be able to benefit from the lower tax rates applicable to qualified dividend income. Moreover, if the Fund were to fail to qualify as a RIC in any taxable year, the Fund would be required to pay out its earnings and profits accumulated in that year in order to qualify for treatment as a RIC in a subsequent year. Under certain circumstances, the Fund may be able to cure a failure to qualify as a RIC, but in order to do so the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets. If the Fund failed to qualify as a RIC for a period greater than two taxable years, the Fund would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within five years of qualifying as a RIC in a subsequent year. The Board reserves the right not to maintain the qualification of the Fund for treatment as a RIC if it determines such course of action to be beneficial to shareholders.

The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits. A “qualified late year loss” generally includes net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year and certain other late-year losses.

For U.S. federal income tax purposes, unused capital loss carryforwards are available to be applied against future capital gains, if any, realized by the Fund. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains) for a taxable year, the excess of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Capital loss carryforwards can carry forward indefinitely to offset capital gains, if any, in years following the year of the loss.

The Fund will be subject to a nondeductible 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least the sum of 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months generally ended October 31 of such year, plus certain other amounts. The Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax but can make no assurances that such tax will be completely eliminated. The Fund may in certain circumstances be required to liquidate Fund investments in order to make sufficient distributions to avoid federal excise tax liability at a time when an investment manager might not otherwise have chosen to do so.

Taxation of Shareholders – Distributions. The Fund receives income generally in the form of dividends and interest on its investments. This income, plus net short-term capital gains, if any, less expenses incurred in the operation of the Fund, constitutes the Fund’s net investment income. Any distributions by the Fund from such income will generally be taxable to you as ordinary income or at the lower rates that apply to individuals receiving qualified dividend income. Dividends are taxable whether you receive them in cash or in additional shares.

The Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). To the extent that the Fund receives qualified dividend income, a portion of the dividends paid by the Fund may be treated as qualified dividend income, which for non-corporate shareholders is subject to tax at reduced tax rates. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or foreign corporations if the stock with respect to which the dividend was paid is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become “ex-dividend” (which is the day on which declared distributions are deducted from the Fund’s assets before it calculates the net asset value) with respect to such dividend (or the Fund fails to satisfy this holding period requirement with respect to the underlying dividend-paying stock), (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property, or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions received by a Fund from another RIC (including an exchange-traded fund that is taxable as a RIC) will be treated as qualified dividend income only to the extent so reported by such other RIC. If 95% or more of the Fund’s gross income (calculated without taking into account net capital gain derived from sales or other dispositions of stock or securities) consists of qualified dividend income, the Fund may report all distributions of such income as qualified dividend income. As noted above, if you lend your shares in the Fund, such as pursuant to securities lending arrangement, you may lose the ability to treat dividends (paid while the shares are held by the borrower) as qualified dividend income. The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income and capital gain distributions shortly after the close of each calendar year.

Dividends paid by the Fund that are attributable to dividends received by the Fund from domestic corporations may qualify for the dividends-received deduction for corporations.

The Fund may derive capital gains and losses in connection with the sale or other disposition of its portfolio securities. Distributions from net short-term capital gains will generally be taxable to shareholders as ordinary income. Distributions from net capital gain (i.e., the excess of the Fund’s net long-term capital gains over its net short-term capital losses) will be taxable to non-corporate shareholders at reduced tax rates, regardless of how long the shareholders have held their shares in the Fund.

If the Fund’s distributions exceed its earnings and profits, all or a portion of the distributions may be recharacterized as a return of capital to shareholders. A return of capital distribution generally will not be taxable but will reduce the shareholder’s tax basis in Fund shares and result in a higher capital gain or lower capital loss when the shares on which the distribution was received are sold. After a shareholder’s basis in the shares has been reduced to zero, distributions in excess of earnings and profits will be treated as gain from the sale of the shareholder’s shares.

A dividend or distribution received shortly after the purchase of shares reduces the net asset value of the shares by the amount of the dividend or distribution and, although in effect a return of capital, will be taxable to the shareholder.

Dividends declared to shareholders of record in October, November or December and actually paid in January of the following year will be treated as having been received by shareholders on December 31 of the calendar year in which declared. In addition, certain distributions made after the close of a taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. For purposes of calculating the amount of a RIC’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the RIC when they are actually paid. Distribution of ordinary income and capital gains may also be subject to foreign, state and local taxes depending on a shareholder’s circumstances.

U.S. individuals with income exceeding certain thresholds are subject to a 3.8% Medicare contribution tax on all or a portion of their “net investment income,” which includes interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of the Fund). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Taxation of Shareholders – Sale, Exchange or Redemption of Shares. Any gain or loss recognized on a sale, exchange, or redemption of shares of the Fund by a shareholder who is not a dealer in securities will generally, for individual shareholders, be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise will be treated as a short-term capital gain or loss. However, any loss recognized on shares held for six months or less will be treated as a long-term capital loss to the extent of any distributions or deemed distributions to the shareholder of net capital gains with respect to the shares. In addition, any loss realized on a sale or other disposition of shares will be disallowed to the extent a shareholder repurchases (or enters into a contract to or option to repurchase) shares within a period of 61 days (beginning 30 days before and ending 30 days after the disposition of the shares). This loss disallowance rule will apply to shares received through the reinvestment of dividends during the 61-day period.

The Fund (or its administrative agent) must report to the Internal Revenue Service (“IRS”) and furnish to the Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, and sold on or after that date. In addition to reporting the gross proceeds from the sale of Fund shares the Fund (or its administrative agent) will also be required to report cost basis information for such shares and indicate whether these shares had a short-term or long-term holding period. If a shareholder has a different basis for different shares of the Fund, acquired on or after January 1, 2012, in the same account (e.g., if a shareholder purchased shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using its default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund or its administrative agent. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account and on or prior to the date that is one year after the shareholder receives notice of the Fund’s default method, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such dates, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Taxation of Fund Investments. Certain of the Fund’s investments may be subject to complex provisions of the Code (including provisions relating to hedging transactions, straddles, integrated transactions, foreign currency contracts, forward foreign currency contracts, and notional principal contracts) that, among other things, may affect the Fund’s ability to qualify as a RIC, affect the character of gains and losses realized by the Fund (e.g., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also may require the Fund to mark-to-market certain types of positions in their portfolios (i.e., treat them as if they were closed out) which may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the RIC distribution requirements for avoiding income and excise taxes.

The Fund may be required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. The Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund. It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% qualifying income requirement. The Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund’s fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund’s other investments and shareholders are advised on the nature of the distributions.

As a result of entering into swap contracts, the Fund may make or receive periodic net payments. The Fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain and may affect the amount, timing or character of the income distributed to you by the Fund.

Dividends and interest received with respect to foreign securities may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If the Fund meets certain requirements, which include a requirement that more than 50% of the value of the Fund’s total assets at the close of its respective taxable year consist of stocks or securities of foreign corporations, then the Fund should be eligible to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a tax deduction, with respect to certain foreign income taxes and certain taxes of U.S. possessions paid by the Fund, subject to certain limitations. Pursuant to this election, the Fund will treat those taxes as dividends paid to its shareholders. Each such shareholder will be required to include a proportionate share of those taxes in gross income as income received from a foreign source and must treat the amount so included as if the shareholder had paid the foreign tax directly. The shareholder may then either deduct the taxes deemed paid by him or her in computing his or her taxable income or, alternatively, use the foregoing information in calculating any foreign tax credit the shareholder may be entitled to use against such shareholder’s federal income tax. No deduction for foreign taxes paid by the Fund may be claimed by non-corporate shareholders who do not itemize deductions. Additionally, no deduction for such taxes will be permitted to individuals in computing their alternative minimum tax liability. If the Fund makes this election, the Fund will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or incurs liabilities denominated in a foreign currency and the time the Fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

If the Fund owns shares in certain foreign entities, referred to as “passive foreign investment companies” or “PFICs,” the Fund will generally be subject to one of the following special tax regimes: (i) the Fund may be liable for U.S. federal income tax, and an additional interest charge, on a portion of any “excess distribution” from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a PFIC as a “qualifying electing fund” or “QEF,” the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund’s pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund; or (iii) the Fund may be entitled to mark-to-market annually shares of the PFIC, whether or not any distributions are made to the Fund, and in such event would be required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

Foreign Shareholders. Dividends paid by the Fund to shareholders who are nonresident aliens or foreign entities, to the extent derived from investment income and short-term capital gain (other than “short-term capital gain dividends” and “interest-related dividends” described below), will be subject to a 30% United States withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law or unless such income is effectively connected with a U.S. trade or business carried on through a permanent establishment in the United States. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax and the proper withholding form(s) to be submitted to the Fund. A non-U.S. shareholder who fails to provide an appropriate IRS Form W-8 may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have been subject to the 30% (or lower treaty rate) withholding tax described in this paragraph. The 30% withholding tax generally will not apply to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds. The 30% withholding tax also will not apply to dividends that the Fund reports as (a) interest-related dividends, to the extent such dividends are derived from the Fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the Fund’s “qualified short-term gain.” “Qualified net interest income” is the Fund’s net income derived from U.S.-source interest and original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the Fund for the taxable year over its net long-term capital loss, if any. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports the payment as an interest-related dividend or short-term capital gain dividend. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Under legislation generally known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund is required to withhold 30% of certain ordinary dividends it pays to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person or non-U.S. individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or applicable IRS Form W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as non-U.S. investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify and provide other required information to the Funds or other withholding agent regarding its U.S. owners, if any. Such non-U.S. shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of the agreement.

A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. Non-U.S. investors in the Fund should consult their tax advisors in this regard.

Tax-Exempt Shareholders. Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under the Tax Act, tax-exempt entities are not permitted to offset losses from one trade or business against the income or gain of another trade or business. Certain net losses incurred prior to January 1, 2018 are permitted to offset gain and income created by an unrelated trade or business, if otherwise available. Under current law, the Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in the Fund where, for example, (i) the Fund invests in real estate investment trusts that hold residual interests in “real estate mortgage investment conduits” or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of section 514(b) of the Code. Charitable remainder trusts are subject to special rules and should consult their tax advisers.

The Fund’s shares held in a tax-qualified retirement account will generally not be subject to federal taxation on income and capital gains distributions from the Fund until a shareholder begins receiving payments from their retirement account.

Backup Withholding. The Fund will be required in certain cases to withhold (as “backup withholding”) on amounts payable to any shareholder who (1) has provided the Fund either an incorrect tax identification number or no number at all, (2) is subject to backup withholding by the IRS for failure to properly report payments of interest or dividends, (3) has failed to certify to the Fund that such shareholder is not subject to backup withholding, or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien). The backup withholding rate is 24%.

Certain Reporting Regulations. If a shareholder recognizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including significant penalties. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

State Tax Matters. Distributions by the Fund to its shareholders and the ownership of Fund shares will generally be subject to applicable state and local taxes. In some states, distributions paid from interest earned on direct obligations of the U.S. government may be exempt from personal income tax. Investment in GNMA or FNMA securities, banker’s acceptances, commercial paper, and repurchase agreements collateralized by U.S. government securities do not generally qualify for such tax-free treatment. You should contact your tax adviser concerning the possible qualification of Fund distributions for any exemption in your state.

Shareholders are urged to consult their tax advisers regarding state and local taxes applicable to an investment in shares.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur. Because each shareholder’s tax situation is different, shareholders should consult their tax advisor about the tax implications of an investment in the Fund.

DESCRIPTION OF SHARES

The Trust is an open-end management investment company organized as a Delaware Trust on October 28, 2005. Its offices are located at 140 Broadway, New York, New York 10005; its telephone number is 800-575-1265. The Agreement and Declaration of Trust currently permits the Trust to issue an unlimited number of shares with no par value.

Each share of the Fund represents an equal proportional interest in the Fund with each other share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Shareholders of the Fund are entitled to a full vote for each share held and to a fractional vote for each fractional share held. Separate votes are taken by a single series of the Trust on matters affecting only that series, and by a single class of a particular series on matters affecting only that class. Shareholders in the Trust do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees if they choose to do so and, in such event, the other shareholders in the Trust would not be able to elect any Trustee. The Trust is not required and has no current intention to hold meetings of shareholders annually, but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote as may be required by the 1940 Act or as may be permitted by the Agreement and Declaration of Trust or By-laws. Shareholders have under certain circumstances (e.g., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preemptive or conversion rights. The rights of redemption are described in the Prospectus. Shares are fully paid and non-assessable by the Trust. The Trust’s Agreement and Declaration of Trust provides that the Trust may, upon the approval of its Board, require the redemption of all or any part of any outstanding shares without shareholder consent upon the sending of written notice thereof to each affected shareholder. This might occur, for example, if the Fund does not reach or fails to maintain an economically viable size.

Share certificates are not issued by the Trust.

The By-laws of the Trust provide that the presence in person or by proxy of the holders of record of one third of the shares of the Fund outstanding and entitled to vote thereat shall constitute a quorum at all meetings of Fund shareholders, except as otherwise required by applicable law. The By-laws further provide that all questions shall be decided by a majority of the votes cast at any such meeting at which a quorum is present, except as otherwise required by applicable law.

The Trust’s Agreement and Declaration of Trust provides that, at any meeting of shareholders of the Fund, each financial intermediary may vote any shares as to which that financial intermediary is the agent of record and which are otherwise not represented in person or by proxy at the meeting, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which that financial intermediary is the agent of record. Any shares so voted by a financial intermediary are deemed represented at the meeting for purposes of quorum requirements.

The Agreement and Declaration of Trust further provides that obligations of the Trust are not binding upon the Trust’s Trustees individually but only upon the property of the Trust and the Trustees are not liable for any action or failure to act. Notwithstanding the foregoing, nothing in the Agreement and Declaration of Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

[The Trust has adopted a plan pursuant to Rule 18f-3 under the 1940 Act (the “Plan”) to permit the Trust to establish a multiple class distribution system for the Fund. Under the Plan, each class of shares represents an interest in the same portfolio of investments of the Fund, and has the same rights and privileges as any other class of the Fund.]

PORTFOLIO BROKERAGE TRANSACTIONS

The Fund is managed actively in pursuit of its investment objective. Securities are not traded for short-term profits but, when circumstances warrant, securities are sold without regard to the length of time held. A 25% annual turnover rate would occur, for example, if one-quarter of the securities in the Fund’s portfolio (excluding short-term obligations) were replaced once in a period of one year. The amount of brokerage commissions and taxes on realized capital gains to be borne by the shareholders of the Fund tends to increase as the turnover rate activity increases.

In effecting securities transactions for the Fund, the Investment Adviser seeks to obtain the best price and execution of orders. In selecting a broker, the Investment Adviser considers a number of factors including: the broker’s ability to execute orders without disturbing the market price; the broker’s reliability for prompt, accurate confirmations and on-time delivery of securities; the broker’s financial condition and responsibility; the research and other investment information provided by the broker; and the commissions charged. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if the Investment Adviser determines in good faith that the amount of such commissions is reasonable in relation to the value of the brokerage services and research information provided by such broker.

Portfolio securities are not purchased from or sold to the Administrator, Distributor or Investment Adviser or any “affiliated person” (as defined in the 1940 Act) of the Administrator, Distributor or Investment Adviser when such entities are acting as principals, except to the extent permitted by law.

The Board from time to time reviews, among other things, information concerning the prevailing level of commissions charged by qualified brokers.

The Investment Adviser may direct a portion of the Fund’s securities transactions to certain unaffiliated brokers which in turn use a portion of the commissions they receive from the Fund to pay other unaffiliated service providers for services provided to the Fund for which the Fund would otherwise be obligated to pay. Such commissions paid by the Fund are at the same rate paid to other brokers for effecting similar transactions in listed equity securities.

The Fund executes transactions through qualified brokers other than BBH&Co. In selecting such brokers, the Investment Adviser may consider the research and other investment information provided by such brokers. Such research services include economic statistics and forecasting services, industry and company analyses, portfolio strategy services, quantitative data, and consulting services from economists and political analysts. Research services furnished by brokers are used for the benefit of all the Investment Adviser’s and BBH&Co.’s clients and not solely or necessarily for the benefit of the Fund. The Investment Adviser believes that the value of research services received is not readily determinable. The Trust does not reduce the fee paid by the Fund to the Investment Adviser by any amount that might be attributable to the value of such services.

BBH&Co. maintains a list of approved Brokers and establishes committees that will periodically assess and review the full range of broker-dealer services including: the Broker’s ability to execute orders without disturbing the market price; the Broker’s reliability for prompt, accurate confirmations and on-time delivery of securities; the Broker’s financial condition and responsibility; the research and other investment information provided by the Broker; and the commissions charged. In evaluating the execution capability of approved Brokers, these committees will review, when appropriate, a number of factors that may include, without limitation, the following: (i) ability to execute orders at the prevailing market price at the time of order entry; (ii) ability to execute orders on a timely basis; and (iii) ability to automate order flow, including the ability of the execution venue to support the order types. In addition, under Section 28(e) of the Exchange Act, the value of the permitted products and services can be factored into the equation for evaluating the cost of each transaction, including higher commissions, to determine if best execution is in fact obtained from approved Brokers. Any new Brokers shall be assessed against BBH&Co.’s best execution criteria and reviewed by the applicable committee for inclusion on the approved Broker list.

The Trustees review regularly the reasonableness of commissions and other transaction costs incurred for the Fund in light of facts and circumstances deemed relevant from time to time and, in that connection, receive reports from the Investment Adviser and published data concerning transaction costs incurred by institutional investors generally.

The writing of options by the Trust may be subject to limitations established by each of the exchanges governing the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers. The number of options which the Trust may write may be affected by options written by the Investment Adviser for other investment advisory clients. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

ADDITIONAL INFORMATION

As used in this SAI and the Prospectus, the term “majority of the outstanding voting securities” (as defined in the 1940 Act) currently means the vote of: (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the Fund’s outstanding voting securities, whichever is less.

Fund shareholders receive semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by an independent registered public accounting firm.

With respect to the securities offered by the Fund, this SAI and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C. or by calling 1-202-551-8090. Additionally, this information is available on the SEC’s website at http://www.sec.gov. A copy may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Statements contained in this SAI and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

APPENDIX I – LISTING OF SERVICE PROVIDERS AND VENDORS

The following is a list of persons/organizations other than the Investment Adviser and its affiliates that may receive nonpublic portfolio holdings information concerning the Fund:

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Legal Counsel

Morgan, Lewis & Bockius LLP

Service Providers

ALPS Distributors, Inc.

ALPS Fund Services, Inc.

Security Pricing Services

Interactive Data Corp.

ITG, Inc.

FT Interactive

Reuters, Inc.

Part C: Other Information

BBH TRUST

Item 28. Exhibits
(a)	(1)	Conformed copy of the Certificate of Trust of BBH Trust (the “Registrant” or the “Trust”), dated October 28, 2005.	(1)
(a)	(2)	Conformed copy of the Agreement and Declaration of Trust of the Registrant, dated October 28, 2005.	(1)
(a)	(3)	Conformed copy of the Amended and Restated Agreement and Declaration of Trust of the Registrant, dated December 8, 2006.	(2)
(a)	(4)	Conformed copy of the Amended and Restated Agreement and Declaration of Trust of the Registrant, dated June 9, 2016.	(17)
(b)		Copy of the By-Laws of the Registrant, dated October 28, 2005.	(1)
(c)		Not applicable.
(d)	(1)	Conformed copy of the Amended and Restated Investment Advisory and Administrative Services Agreement between Brown Brothers Harriman & Co. (“BBH&Co.”) and the Registrant, dated June 14, 2018.	(21)
(d)	(2)	Conformed copy of the Sub-Advisory Agreement between BBH&Co. and Select Equity Group, L.P. (“Select Equity”), dated December 19, 2016.	(18)
(d)	(3)	Conformed copy of Amendment No. 1, dated February 23, 2017, to the Sub-Advisory Agreement between BBH&Co. and Select Equity, dated December 19, 2016.	(20)
(e)	(1)	Conformed copy of the Distribution Agreement between ALPS Distributors, Inc. and the Registrant, dated April 16, 2018.	(21)
(e)	(2)	Conformed copy of Amendment No. 1, dated June 27, 2018, to the Distribution Agreement between ALPS Distributors, Inc. and the Registrant, dated April 16, 2018.	(22)
(e)	(3)	Conformed copy of the Distribution Agreement between ALPS Distributors, Inc. and the Registrant, dated November 1, 2011.	(10)
(e)	(4)	Conformed copy of Amendment No. 2, dated March 1, 2013, to the Distribution Agreement between ALPS Distributors, Inc. and the Registrant, dated November 1, 2011.	(13)
(e)	(5)	Conformed copy of Amendment No. 3, dated March 31, 2014, to the Distribution Agreement between ALPS Distributors, Inc. and the Registrant, dated November 1, 2011.	(15)
(e)	(6)	Conformed copy of Amendment No. 4, dated May 28, 2015, to the Distribution Agreement between ALPS Distributors, Inc. and the Registrant, dated November 1, 2011.	(16)
(e)	(7)	Conformed copy of Amendment No. 5, dated April 1, 2016, to the Distribution Agreement between ALPS Distributors, Inc. and the Registrant, dated November 1, 2011.	(17)
(f)		Not applicable.

(g)	(1)	Conformed copy of the Custodian Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(3)
(g)	(2)	Conformed copy of the First Amendment, dated September 11, 2012, to the Custodian Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(11)
(h)	(1)	Conformed copy of the Accounting Agency Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(3)
(h)	(2)	Appendix A, as amended September 10, 2014, to the Accounting Agency Agreement between BBH&Co. and the Registrant, dated February 1, 2007.	(15)
(h)	(3)	Conformed copy of the Transfer Agency and Services Agreement between ALPS Fund Services Inc. and the Registrant, dated October 5, 2009.	(5)
(h)	(4)	Appendix A, as amended June 14, 2018, to the Transfer Agency and Services Agreement between ALPS Fund Services, Inc. and the Registrant, dated October 5, 2009.	(21)
(h)	(5)	Conformed copy of the Amended and Restated Shareholder Servicing Agreement between BBH&Co. and the Registrant, dated December 10, 2018.	(23)
(h)	(6)	Conformed copy of the Expense Limitation Agreement between BBH&Co. and the Registrant, dated July 14, 2010.	(13)
(h)	(7)	Schedule A, as amended June 14, 2018, to the Expense Limitation Agreement between BBH&Co. and the Registrant, dated July 14, 2010.	(21)
(i)	(1)	Conformed copy of the Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, dated October 29, 2018, relating to shares of the BBH Money Market Fund.	(22)
(i)	(2)	Conformed copy of the Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, dated February 28, 2019, relating to shares of the BBH Core Select, BBH Global Core Select, BBH Partner Fund – International Equity, BBH Intermediate Municipal Bond Fund, BBH Limited Duration Fund and BBH Income Fund.	(23)
(j)		Conformed copy of the Consent of Independent Registered Public Accounting Firm, Deloitte & Touche LLP.	(23)
(k)		Audited Financial Statements, as of December 31, 2012, for BBH Global Funds, LLC, on behalf of Global Core Select, the predecessor fund to BBH Global Core Select.	(13)
(l)		Conformed copy of the Initial Capital of Understanding, dated March 16, 2007.	(3)
(m)	(1)	Rule 12b-1 Plan of the Registrant, dated June 23, 2010.	(6)
(m)	(2)	Schedule A, dated March 8, 2013, to the Rule 12b-1 Plan of the Registrant, dated June 23, 2010.	(13)
(n)	(1)	Registrant’s Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, dated June 23, 2010.	(6)
(n)	(2)	Appendix A, as amended June 14, 2018, to the Registrant’s Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3, dated June 23, 2010.	(21)
(o)		Reserved.

(p)	(1)	Code of Ethics for the Registrant, dated June 2013.	(14)
(p)	(2)	Code of Ethics for BBH&Co., dated October 19, 2012.	(12)
(p)	(3)	Code of Ethics for Select Equity.	(19)
(p)	(4)	Code of Ethics for ALPS Distributors, Inc., dated July 1, 2010.	(7)
(q)	(1)	Conformed copies of Powers of Attorney of the Trustees of the Registrant, dated December 11, 2006.	(2)
(q)	(2)	Conformed copies of Powers of Attorney of the Officers of the Registrant, dated December 11, 2006.	(2)
(q)	(3)	Conformed copy of Power of Attorney of the President of the Registrant, dated March 10, 2008.	(4)
(q)	(4)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated July 20, 2010.	(6)
(q)	(5)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated April 1, 2011.	(8)
(q)	(6)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated June 29, 2011.	(8)
(q)	(7)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated December 7, 2011.	(9)
(q)	(8)	Conformed copy of Power of Attorney of a Trustee of the Registrant, dated October 27, 2014.	(15)

(1)	Response is incorporated by reference to Registrant’s initial Registration Statement, filed on October 31, 2005.
(2)	Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 2, filed on January 18, 2007.
(3)	Response is incorporated by reference to Registrant's Pre-Effective Amendment No. 3, filed on March 19, 2007.
(4)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 3, filed on October 28, 2008.
(5)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 8, filed on February 26, 2010.
(6)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 9, filed on July 20, 2010.
(7)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 15, filed on October 28, 2010.
(8)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 18, filed on July 28, 2011.
(9)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 21, filed on December 22, 2011.

(10)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 22, filed on February 28, 2012.
(11)	Response is incorporated by reference to Registrant's Post-Effective Amendment No. 25, filed on October 29, 2012.
(12)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 30, filed on February 28, 2013.

(13)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 33, filed on March 28, 2013.

(14)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 35, filed on October 29, 2013.

(15)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 44, filed on October 28, 2014.

(16)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 49, filed on March 2, 2015.

(17)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 62, filed on August 24, 2016.

(18)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 63, filed on October 28, 2016.

(19)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 65, filed on December 22, 2016.

(20)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 66, filed on February 24, 2017.

(21)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 75, filed on June 25, 2018.

(22)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 77, filed on October 29, 2018.

(23)	Response is incorporated by reference to Registrant’s Post-Effective Amendment No. 77, filed on February 28, 2019.

Item 29. Persons Controlled or Under Common Control with the Fund

None.

Item 30. Indemnification

Subject to Section 4 of the Registrant’s Amended and Restated Declaration of Trust, the Trust shall indemnify (from the assets of one or more Series to which the conduct in question relates) each of its

Trustees, officers, employees and agents (including Persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter, together with such Person's heirs, executors, administrators or personal representatives, referred to as a "Covered Person")) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust; or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office; and (iii) for a criminal proceeding, had reasonable cause to believe that his or her conduct was unlawful (the conduct described in (i), (ii) and (iii) being referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of the Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (the “Disinterested Trustees”), or (b) an independent legal counsel in a written opinion. Expenses, including accountants' and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by one or more Series to which the conduct in question related in advance of the final disposition of any such action, suit or proceeding; provided that the Covered Person shall have undertaken to repay the amounts so paid to such Series if it is ultimately determined that indemnification of such expenses is not authorized under this Article VII and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Trustees, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Covered Person as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee (1) was authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal. In making any determination regarding any person's entitlement of indemnification hereunder, it shall be presumed that such person is entitled to indemnification, and the Trust shall have the burden of proving the contrary.

Insofar as indemnification liabilities arising under the Securities Act of 1933 (the “1933 Act”), may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Agreement and Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issues.

Item 31. Business and Other Connections of the Investment Adviser

(a)	Investment Adviser – Brown Brothers Harriman & Co. through a separately identifiable department

Brown Brothers Harriman & Co., a New York limited partnership, located at 140 Broadway, New York, NY 10005 and established in 1818, serves as the investment adviser to each of the Registrant’s series through a separately identifiable department (the “SID”). The SID is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

For the fiscal years ended October 31, 2017 and 2018, no director, officer or partner of the BBH&Co. is or has been engaged in any other business, profession, vocation or employment of a substantial nature for his or her own account or in the capacity of director, officer, employee, partner or trustee.

(b) Sub-Adviser – Select Equity Group, L.P.

Select Equity Group L.P. serves as investment sub-adviser to the BBH Partner Fund - International Equity. Select Equity is located at 380 Lafayette Street, New York, NY 10003.

The list required by this Item 31 of officers and directors of Select Equity, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two fiscal years, is incorporated by reference to Schedules A and D of Form ADV filed by Select Equity pursuant to the Advisers Act (SEC File No. 801-78977).

Item 32. Principal Underwriters

(a)

ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: 1WS Credit Income Fund, 1290 Funds, Aberdeen Standard Investments ETFs, ALPS Series Trust, The Arbitrage Funds, AQR Funds, Axonic Alternative Income Fund, Barings Funds Trust, BBH Trust, Bluerock Total Income + Real Estate Fund, Brandes Investment Trust, Bridge Builder Trust, Broadstone Real Estate Access Fund, Broadview Funds Trust, Brown Advisory Funds, Brown Capital Management Mutual Funds, CC Real Estate Income Fund, Centre Funds, CION Ares Diversified Credit Fund, Columbia ETF Trust, Columbia ETF Trust I, Columbia ETF Trust II, CRM Mutual Fund Trust, CSOP ETF Trust, Cullen Funds Trust, DBX ETF Trust, Flat Rock Opportunity Fund, Financial Investors Trust, Firsthand Funds, FS Credit Income Fund, FS Energy Total Return Fund, FS Series Trust, Goehring & Rozencwajg Investment Funds, Goldman Sachs ETF Trust, Griffin Institutional Access Credit Fund, Griffin Institutional Access Real Estate Fund, Hartford Funds Exchange-Traded Trust, Hartford Funds NextShares Trust, Harvest Volatility Edge Trust, Heartland Group, Inc., Henssler Funds, Inc., Holland Series Fund, Inc., Index Funds, IndexIQ Active ETF Trust, Index IQ ETF Trust, Infusive US Trust, IVY NextShares

Trust, James Advantage Funds, Janus Detroit Street Trust, Lattice Strategies Trust, Litman Gregory Funds Trust, Longleaf Partners Funds Trust, M3Sixty Funds Trust, Mairs & Power Funds Trust, Meridian Fund, Inc., Natixis ETF Trust, Pax World Series Trust I, Pax World Funds Trust III, Principal Exchange-Traded Funds, Reality Shares ETF Trust, Resource Credit Income Fund, Resource Real Estate Diversified Income Fund, RiverNorth Funds, Segall Bryant & Hamill Trust, Sierra Total Return Fund, Smead Funds Trust, SPDR Dow Jones Industrial Average ETF Trust, SPDR S&P 500 ETF Trust, SPDR S&P MidCap 400 ETF Trust, Sprott ETF Trust, Stadion Investment Trust, Stone Harbor Investment Funds, Stone Ridge Trust, Stone Ridge Trust II, Stone Ridge Trust III, Stone Ridge Trust IV, Stone Ridge Trust V, USCF ETF Trust, Wasatch Funds, WesMark Funds, Wilmington Funds and XAI Octagon Credit Trust.

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Bradley J. Swenson	Senior Vice President, Chief Operating Officer	None
Robert J. Szydlowski	Senior Vice President, Chief Technology Officer	None
Eric T. Parsons	Vice President, Controller and Assistant Treasurer	None
Joseph J. Frank**	Secretary	None
Patrick J. Pedonti **	Vice President, Treasurer and Assistant Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Steven Price	Senior Vice President, Chief Compliance Officer	None
Liza Orr	Vice President, Senior Counsel	None
Jed Stahl	Vice President, Senior Counsel	None
Josh Eihausen	Vice President, Associate Senior Counsel	None
James Stegall	Vice President	None
Gary Ross	Senior Vice President	None

Kevin Ireland	Senior Vice President	None
Mark Kiniry	Senior Vice President	None
Stephen J. Kyllo	Vice President, Deputy Chief Compliance Officer	None
Hilary Quinn	Vice President	None
Jennifer Craig	Assistant Vice President	None
*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.
**	The principal business address for Messrs. Pedonti and Frank is 333 W. 11th Street, 5th Floor, Kansas City, Missouri 64105.

Item 33. Location of Accounts and Records

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 through 31a-3 promulgated thereunder are maintained at one of the following locations:

Brown Brothers Harriman & Co.	50 Post Office Square Boston, MA 02110
Brown Brothers Harriman & Co.	140 Broadway New York, NY 10005
Select Equity Group, L.P. (for BBH Partner Fund - International Equity only)	380 Lafayette Street New York, NY 10003
ALPS Distributors Inc.	1290 Broadway, Suite 1100, Denver, CO 80203
ALPS Funds Services, Inc.	1290 Broadway, Suite 1100, Denver, CO 80203

Item 34. Management Services

Other than as set forth under the caption “Investment Adviser and Fund Administrator” in the Prospectus constituting Part A of this Registration Statement, Registrant is not a party to any management-related service contract.

Item 35. Undertakings

Not applicable.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended, the Registrant has duly caused this post-effective amendment No. 81 to the registration statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of New York, New York on the 26th day of June, 2019.

BBH TRUST

By:	/s/ Jean-Pierre Paquin
Jean-Pierre Paquin, President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Jean-Pierre Paquin	President (Principal Executive Officer)	June 26, 2019
Jean-Pierre Paquin

	Trustee	June 26, 2019
H. Whitney Wagner*

	Trustee	June 26, 2019
Andrew S. Frazier*

	Trustee	June 26, 2019
Mark M. Collins*

	Trustee	June 26, 2019
John M. Tesoro*

	Trustee	June 26, 2019
Susan C. Livingston*

	Trustee	June 26, 2019
John A. Gehret*

/s/ Charles H. Schreiber	Treasurer (Principal Financial Officer)	June 26, 2019
Charles H. Schreiber

/s/ Suzan M. Barron	Secretary	June 26, 2019
By: Suzan M. Barron, Attorney in Fact

*Signed by Suzan M. Barron pursuant to powers of attorney previously filed.